AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT THIS AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of the 13th day of December, 2018 ("Effective Date"), by and between Apex Park at Pima, L.L.C., an Arizona limited liability company and its assignee under the substitute lease (collectively, "Seller") and Axon Enterprise Holding Company, LLC, a Delaware limited liability company ("Buyer") (sometimes collectively, the "Parties" and individually, a "Party"). RECITALS A. On or about May 30, 2003, Seller entered into that certain business lease (Business Lease B-704) as amended by that certain First Amendment to Business Lease B-704 dated November 7, 2016, as the same may be amended from time to time, with Certain Allotted Landowners of Land within the Salt River Pima-Maricopa Indian Community, as "Lessor" thereunder (the "Landowners") (hereinafter the "Master Lease"), with respect to certain land located on the Salt River Pima-Maricopa Indian Community (the "Community") in Maricopa County, Arizona, commonly known as "Riverwalk" or "Riverwalk Arizona" (the "Development"). B. Buyer and Seller have agreed to a form of Substitute Lease attached hereto as Exhibit A (the "Substitute Lease"), that Seller will assign to Buyer, and Buyer will assume, all of Seller's rights, title and interest under the Substitute Lease, pursuant to the terms of this Agreement. C. On September 14, 2018, Seller and Buyer entered into a Purchase and Sale Agreement for the assignment of the Substitute Lease. On November 2, 2018, Buyer terminated the Purchase and Sale Agreement and was refunded all payments previously made into Escrow. D. Buyer and Seller now desire to enter into this Amended Purchase and Sale Agreement to, among other things, increase the Real Property by five (5) acres (the "Additional Five Acres"), amend the terms of the Agreement to provide for non-refundable deposits to Seller and provide for an extended due diligence period, on the terms and conditions set forth herein. AGREEMENT IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer agree as follows: 1. Property Included in Sale. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller the following: (a) all of Seller's interest, as Lessee, under the Substitute Lease. Buyer acknowledges and agrees that the sale to Buyer of Seller's interest under the Substitute Lease is and shall remain subject and subordinate to the easements, restrictions, reservations and all other encumbrances recorded against the underlying real property consisting of approximately 28.57 The mark *** indicates that text has been redacted pursuant to 1 a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

acres of land located at approximately 7400 North Dobson Road, Scottsdale, Arizona 85256 and more particularly described on Exhibit B attached hereto and made a part hereof (the "Real Property"), including the Declaration of Covenants, Conditions and Restrictions recorded in the Official Records of Maricopa County, Arizona as Instrument No. 2005-0220102, as well as that certain Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on July 15, 2008, as Instrument No. 20080616403 in the Official Records of the Maricopa County Recorder and that certain First Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on September 17, 2013 as Instrument No. 20130832529 and that certain Second Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on April 19, 2018 as Instrument No. 2018- 0295812 in the Official Records of the Maricopa County Recorder and that certain Second Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on September 14, 2018 as Instrument No. 2018-0693825 in the Official Records of the Maricopa County Recorder, as amended or hereafter may be further amended (collectively, the "Declarations"). For purposes of this Agreement, the term "Real Property" shall be limited to Seller's leasehold interest in the Real Property pursuant to the Substitute Lease and access and utility easements located within the original Master Lease necessary for Buyer's use of the Substitute Lease premises for the Substitute Lease term. Buyer understands and acknowledges that Seller has no right, title or interest in or to the underlying fee interest in the Real Property; (b) improvements located on the Real Property (if any exist); and (c) any rights and privileges appurtenant to the Real Property, all of which (if any exist) are agreed to be and constitute part of the Real Property. All of the items referred to in subparagraphs (a), (b) and (c) are collectively referred to as the "Property". 2. Opening of Escrow, Purchase Price and Deposit. 2.1. Opening of Escrow. Within three (3) days following the Effective Date, the Parties hereto shall each deposit two (2) original executed counterparts of this Agreement with Title Company (defined below) and Title Company shall notify the Parties, in writing, of its receipt of such counterparts. This Agreement shall serve as escrow instructions to the Title Company, as escrow holder, for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional or supplementary escrow instructions as may be appropriate to enable the escrow holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any such additional or supplementary escrow instructions, the terms of this Agreement shall control. 2.2. Purchase Price and Prepaid Rent. 2

(a) Purchase Price. The purchase price for the Property ("Purchase Price") shall be Thirteen Million Ninety Eight Thousand Four Hundred and Ninety Two Dollars and 00/100 ($13,098,492.00). (b) Prepaid Rent. In addition to the Purchase Price, Buyer has agreed to pay a one-time prepaid rent payment to the Landowners, in accordance with the Substitute Lease. The Prepaid Rental Amount shall be Ten Million Nine Hundred Fourteen Thousand Four Hundred Eight Dollars and 00/100 ($10,914,408.00) ("Prepaid Rental Amount"). The Prepaid Rental Amount shall be approved by the Spokespersons named pursuant to the Master Lease ("Spokespersons"), the Community and BIA prior to the expiration of the Due Diligence Period (defined below). Seller shall meet with the Spokespersons and Landowners during the Due Diligence Period to discuss the Prepaid Rental Amount and the terms of the Substitute Lease. 2.3. Deposit. The Purchase Price shall be paid as follows: (a) Escrow. Buyer shall deposit in escrow (the "Escrow") with First American Title Insurance Company ("Title Company"), 2425 E. Camelback Road, Suite 300, Phoenix, Arizona 85016, Attention: Tom Anzaldua ("Escrow Agent") a deposit in the amount of One Hundred Fifty Thousand Dollars and 00/100 ($150,000.00) (the "Initial Deposit") no later than the third (3rd) day following the Effective Date. The Initial Deposit shall be non-refundable to Buyer and released to Seller at Seller's written request to Escrow Agent. Unless this Agreement is terminated by the Due Diligence Deadline Date (defined below), Buyer shall deposit an additional Two Hundred Fifty Thousand Dollars and 00/100 ($250,000.00) (the "Additional Deposit") into Escrow. The Additional Deposit shall be non-refundable to Buyer and released to Seller at Seller's written request to Escrow Agent. The Initial Deposit and Additional Deposit shall be referred to collectively as the "Deposit." (b) The balance of the Purchase Price (i.e., the Purchase Price less (i) the Deposit, and (ii) if applicable, the Closing Extension Fee (defined below) and any pro rations payable by Buyer hereunder, shall be paid to Seller on the Closing Date (defined below). (c) Title Company is instructed to deposit the Deposit and the Closing Extension Fee in a federally insured money market or other similar account, subject to immediate withdrawal, at a bank or savings and loan institution located in Phoenix, Arizona. (d) Interest earned on the Deposit and the Closing Extension Fee (if any) shall be retained in Escrow until the Closing (or termination or cancellation), at which time, such interest shall be paid to Seller. 3. Due Diligence. 3.1. Due Diligence Period. The "Due Diligence Period" shall commence on the Effective Date and expire on March 4, 2019 (the "Due Diligence Deadline Date"). 3.2. Right of Entry. During the Due Diligence Period, Buyer may perform, in its discretion, site investigations and feasibility studies and analyses with respect to the Property as deemed necessary by Buyer pursuant to the terms of that certain Site Access and Indemnification Agreement to be entered into by the Parties as of the Effective Date ("Access Agreement"), 3

which is attached hereto as Exhibit D. Buyer shall not access the Property until an executed Access Agreement is provided to Seller with the required insurance certificates. The terms of the Access Agreement shall be incorporated herein as though fully set forth herein. This indemnity and covenants contained in the Access Agreement shall survive the termination of this Agreement and the Closing, as applicable, and remain in full force and effect. 3.3. Due Diligence Activities. (a) During the Due Diligence Period, the following shall occur: (1) Survey. Buyer shall, at its sole cost and expense, cause the Real Property to be surveyed (or the initial survey to be updated to include the additional five (5) acres) and an ALTA/ACSM Land Title Survey prepared in accordance with the 2016 Minimum Standard Detail (the "ALTA Survey"), which ALTA Survey shall, among other things, include as a part thereof, a determination of the gross acreage and the gross square footage of the entire Real Property, the identification of each allotment and any and all other requirements of the Community. The ALTA Survey shall be prepared by Survey Innovations Group and shall be certified to Seller as well as Buyer. Subject to Seller's written approval of the ALTA Survey (and at Seller's option, further subject to the approval of the Community), the gross square footage of the Real Property as indicated on the ALTA Survey shall then be used for purposes of determining and calculating the final Purchase Price for the Real Property. Buyer shall pay $10/per square foot for the Real Property and for any Real Property in excess of 23.57 acres, Buyer shall pay $13/per square foot. Buyer shall also obtain a final proforma title policy from the Title Company in a form acceptable to Buyer. (2) Environmental Reports. In accordance with the terms of the Access Agreement, Buyer shall, at Buyer's sole cost and expense, cause a Phase 1 environmental survey and report to be completed on the Real Property (including the additional five (5) acres) by a duly certified and licensed professional. In the event that the Phase 1 Report recommends completion of a Phase 2 Environmental Report, Buyer shall notify Seller and Seller may terminate this Agreement or may agree to cause a Phase 2 Report to be conducted at Buyer's sole cost and expense. (3) Development Agreement. Buyer shall negotiate a Development Agreement with the Community that may include provisions related to: (i) a waiver or cap of the Community's possessory interest tax; (ii) a cap on the construction sales tax and impact fees; (iii) resolution of any outstanding issues related to the adoption of the Liability Limitation Ordinance approved by the Community; and (iv) resolution of the location of the bridge required by the Community. The Parties agree that the execution of a Development Agreement is not required during the Due Diligence Period and that Buyer only needs to obtain reasonable assurances from the Community that acceptable terms of the Development Agreement would be agreed to prior to Closing. However, if prior to Closing, the Community refuses to execute the Development Agreement, Buyer shall have the right to terminate this Agreement and shall have no obligation to pay the balance of the Purchase Price to Seller. Buyer shall not be entitled to a refund of the Deposit. 4

(4) Easements. Buyer and Seller shall also obtain approval from the Community of the draft Easement Agreements attached hereto at Exhibit C. (5) Substitute Lease. Buyer and Seller shall obtain reasonable assurances that approval of the Substitute Lease (including the Prepaid Rental Amount and timing thereof and an extension of the lease term to eighty-four (84) years) and the Assignment will be obtained prior to Closing by the Spokespersons, and Secretary and the Community. (b) Expiration of the Due Diligence Period. Unless otherwise stated herein, Buyer shall have the right to terminate this Agreement by written notice to the Title Company and Seller at any time prior to the expiration of the Due Diligence Period and upon such termination, Seller and Buyer shall have no further obligations under this Agreement, except for Buyer's obligations that survive termination of this Agreement, and the Deposit, less all escrow cancellation charges and costs, will be released to Seller (if not previously released to Seller). If Buyer does not terminate the Agreement prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived its right to terminate during the Due Diligence Period and prior to the Due Diligence Deadline Date, Buyer shall deposit the Additional Deposit into Escrow. The Additional Deposit shall be non-refundable to Buyer. 4. Community Approval Period. 4.1. Timeframe for Required Community Approvals. Buyer shall have 150 days after the Due Diligence Deadline Date (the "Approval Period") to obtain the Community Approvals. For purposes of this Agreement, the term "Community Approvals" shall mean the Conditional Use approvals from the Land Management Board and/or any Tribal Council approvals (if required); and Design Review Committee Approval and/or any necessary zoning approvals from the Community Development Department. Buyer shall deliver written notice to Seller of its receipt of any of the Community Approvals promptly after obtaining the same. 4.2. Extensions. In the event Buyer, despite its best efforts, has not obtained the Community Approvals prior to the expiration of the Approval Period and provided that Buyer is not in default of this Agreement, Buyer may, at its option, extend the Approval Period for thirty (30) days by providing written notice to Seller (the "First Extension Period"). If Buyer has not obtained the Community Approvals prior to the expiration of the First Extension Period and provided that Buyer is not in default of this Agreement, Buyer may extend the Approval Period for an additional thirty (30) days by providing written notice to Seller. 5. Community Approvals. 5.1. Development Consultant. All submittals, correspondence, scheduling of meetings and other Community activities shall be reviewed by Mr. Kent Moe, Seller's representative, and Buyer shall make reasonable efforts to notify Seller's representative of its communications with the Community. 5.2. Design. Seller has approved the Buyer's Master Plan, Site Plan, and Colored Elevations (the "Conceptual Plans"), a copy of the Site Plan/Pre-App Plans is attached at Exhibit E. Seller's approval also constitutes approval by the Architectural Review Committee of the Association. Buyer and Buyer's Consultants shall continue to design the Real Property 5 improvements consisting of an approximate 325,000 square foot AXON corporate headquarters building, containing corporate office space, light assembly manufacturing, warehouse space, public space, and other first class related amenities, driveways, sidewalks, parking structures, lots and areas, parking lot lighting, landscaping, off-site improvements (including extensions of existing utilities, if required), as generally shown on Exhibit F-2 (Water/Sewer), and Exhibit F-3 (Electric/Gas/Telephone) attached hereto (collectively, the "Buyer Improvements"), except the Private Roads as described in Section 7.6. 5.3. Pre-Application Plans. Buyer has submitted the following plans to the Community: Master Plan, Site Plan, Colored Elevations, Conceptual Grading & Drainage Plans, Conceptual Utility Plans, and Conceptual Landscape Plans (the "Pre-App Plans"), a copy is attached as Exhibit E. Buyer shall schedule a Pre-App Meeting with the Community. To ensure consistency in the overall design integrity of the land located on the Community in Maricopa County, Arizona, commonly known as "Riverwalk" or "Riverwalk Arizona," during the design and construction process, Buyer covenants that it will, at its sole cost and expense, hire and utilize Civil Engineering Consultants for civil engineering work associated with the Real Property. 5.4. CUP & DRC Plans. Following the Pre-Application meeting and comments from the Community Development Department, Buyer and Buyer's Consultants shall prepare, for review and approval by Seller, the application materials for a request for Conditional Use Permit and Design Review Committee (which shall include the Additional Five Acres) (the "CUP & DRC Package"). Buyer shall provide the CUP & DRC Package to Seller no later than seventy- five (75) days after the Pre-App meeting. Seller shall then have fourteen (14) days to review the CUP & DRC Package and provide any comments to Buyer. Buyer shall incorporate Seller's comments (if any) and after obtaining Seller's approval to the revised CUP & DRC Package, the Parties agree that such approved CUP & DRC Package shall form the basis for moving forward and Buyer, with Seller's approval, shall formally submit the CUP & DRC Package for approvals by the Community in substantial conformance with the Pre-App Plans. The CUP & DRC Package shall be submitted to the Community and Buyer shall take all necessary action to obtain Community Approvals during the Approval Period as set forth in Section 4. Seller shall be responsible for obtaining approval of the CUP & DRC Package from the Architectural Review Committee of the Association and shall provide Buyer with a letter of approval. 5.5. Signage. As part of the CUP and DRC submittal, Buyer shall submit any Buyer signage requirements and obtain (a) Seller's written approval of its proposed signage (which shall also constitute approval by the Architectural Review Committee of the Association); and (b) approval of the Community. All signage in the Development shall comply with the Comprehensive Sign Criteria for Riverwalk (per approved CUP and DRC Packages), as determined by Seller from time to time, and the applicable provisions in the Master Lease. Buyer shall have the right, to the extent permitted by applicable governmental laws, regulations and ordinances, to erect its own signage on the Property. All costs associated with Buyer's signage, including installation and maintenance costs, shall be paid by Buyer. In the event that an update to the Comprehensive Sign Criteria for Riverwalk is required for Buyer's signage within the Development, Buyer may, at its sole cost and expense, obtain such update; provided Buyer obtains Seller's prior written approval of the amendment and utilizes JRC Design as its sign consultant. 6

6. Closing and Escrow. 6.1. Closing Date. Closing of the transaction will occur on the date on which Seller conveys to Buyer title to the Real Property (the "Closing"). Subject to an extension pursuant to Section 6.2, the Closing shall occur on the business day that is thirty (30) days after the date of Community Approvals (the "Closing Date"). 6.2. Closing Extension Fee. After Community Approvals are obtained and prior to the Closing Date, Buyer may, in its sole discretion, extend the Closing Date by up to one hundred twenty (120) days by (i) providing written notice to Seller of its intent to extend the Closing Date; and (ii) depositing into Escrow a non-refundable payment in the amount of One Million One Hundred Thousand Dollars and 00/100 ($1,100,000.00) ("Closing Extension Fee"). The Closing Extension Fee is non-refundable to Buyer and shall be applied to the Purchase Price on the Closing Date, as extended. In the event that Buyer fails to close by the Closing Date (as extended), this Agreement shall terminate and the Closing Extension Fee and the Deposit shall be released to Seller and neither Party shall have any further rights or obligations under this Agreement except for those that survive termination. 6.3. Title to the Property. At the Closing, Seller shall convey to Buyer title to the Real Property by duly executed and acknowledged Assignment of Amended and Restated Substitute Lease substantially in the form attached as Exhibit G (the "Assignment"), which will be recorded at Closing. Prior to the expiration of the Approval Period and at the Closing, Seller at no cost to Buyer, shall obtain from the Title Company for Buyer an American Land Title Association Standard Leasehold Owner's Policy (2006) (without revision, modification or amendment) in the amount of not less than the sum of the Purchase Price and Prepaid Rental Amount, insuring title to the Real Property (including acceptable endorsements insuring access and utilities) (the "Title Policy"). Buyer, at its sole cost and expense, shall also be entitled to obtain extended owner's leasehold estate coverage insuring the leasehold interest of Buyer for an amount equal to the value of the leasehold and Buyer's Improvements. Buyer shall also pay any additional premium(s) for any endorsements, lenders' policy or any other title insurance requirements of Buyer or Buyer's title insurer. Seller will use reasonable efforts, at no out-of- pocket expense to Seller, to comply with any reasonable requirements of the title insurer regarding the issuance of an extended owner's leasehold title insurance policy to Buyer. After expiration of the Approval Period, Buyer's ability to obtain extended coverage title insurance, lender's title insurance or any particular title insurance endorsements, however, shall not be a condition to the effectiveness of this Agreement. 6.4. Delivery to Escrow by Seller. At or before the Closing, Seller shall deposit with Title Company, in Escrow, the following: (a) three (3) originals of the duly executed and acknowledged Assignment of Substitute Lease, with Lessor, Community and BIA approvals attached; (b) three (3) originals of a duly executed affidavit pursuant to Section 1445(b)(2) of the Federal Code, and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Federal Code; 7

(c) one (1) original of the Substitute Lease signed by (i) the Spokespersons, (ii) to the extent required by the Title Company, Community or BIA, by the applicable percentage of the Landowners required under 25 USC 2218(b), (iii) to the extent required, any Landowners that own more than fifty percent (50%) of any one allotment, (iv) the Community, (v) BIA and (vi) Seller (including any documents required thereunder); (d) a bill of sale conveying to Buyer, free and clear of all liens and encumbrances, all of Seller's personal property located on the Real Property; (e) one (1) original, duly executed Subordination and Non-Disturbance Agreement, in recordable form, with the Community, the Landowners and any lender thereof guaranteeing access and other utility easements to the Property in the event that Seller's leasehold is foreclosed; (f) one (1) original, duly executed estoppel from the Community and the Landowners certifying to Buyer and any lender of Buyer that there are no defaults under the Master Lease, Substitute Lease and any/all access (ingress, egress, utilities) leasehold easements; (g) one (1) original, duly executed estoppel from any lender of Seller or the Landowners certifying that there are no defaults under any financing that may encumber the Seller's or Landowners' respective interests in the property; (h) a closing statement prepared by the Title Company duly executed by Seller in form and content reasonably satisfactory to Buyer and Seller; and (i) any other instruments, records or correspondence in Seller's possession called for hereunder which have not previously been delivered to Buyer. 6.5. Delivery to Escrow by Buyer. At or before the Closing, Buyer shall deposit with Title Company, in Escrow, the following: (a) a duly executed and acknowledged Assignment of Substitute Lease; (b) a closing statement duly executed by Buyer in form and content satisfactory to Buyer and Seller; (c) resolutions, authorizations and organizational documents relating to Buyer and its members, partners, principals or shareholders, as applicable, as shall be reasonably required by Title Company; and (d) the balance of the Purchase Price. Seller and Buyer shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the transaction contemplated hereby in accordance with the terms hereof. 8

6.6. Apportionments. The following are to be apportioned as of the Closing Date, as follows: (a) Rent. Rent under the Substitute Lease shall be apportioned as of the Closing Date, regardless of whether or not such rent has been paid. (b) Other Apportionments. Buyer shall pay for the ALTA Survey, the Phase 1 Environmental Report and any update to the ALTA Survey or the Phase 1 of the Property. Seller will pay for the cost of a title policy as required under Section 6.3. Buyer shall be responsible for payment of any premiums or charges in excess of the cost of title policy required to be paid by Buyer under Section 6.3. Escrow fees and recording fees, if any, shall be paid in equal shares by Buyer and Seller. Seller shall pay the cost of the documentary transfer taxes applicable to the sale. All other costs and charges of the escrow for the sale not otherwise provided for in this Section 6.6 or elsewhere in this Agreement shall be allocated in accordance with the closing customs for Maricopa County, Arizona. (c) Possessory Interest Taxes and Special Assessments. Non-delinquent general real estate taxes for the tax year of the Closing and any assessments against the Property, including interest in connection payable therewith, for the tax year of the Closing shall be prorated by Seller and Buyer as of the Closing Date. (d) Post-Closing Reconciliation. If any of the aforesaid prorations cannot be calculated accurately on the Closing Date, then they shall be calculated as soon after the Closing Date as feasible, but in any event, not later than thirty (30) days after the last of the calendar year in which the Closing shall occur and either Party owing the other Party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other Party. (e) Survival. The provisions of this Section 6.6 shall survive the Closing. 6.7. Closing Instructions. At the Closing, Title Company shall: (a) at such time as Title Company is irrevocably obligated to issue the Title Policy to Buyer, record a Memorandum of Substitute Lease and the Assignment in the (1) Official Records of Maricopa County, Arizona (2) Community's Title Office, and (3) Bureau of Indian Affairs Title Office; (b) deliver to Seller the Purchase Price (as adjusted for the prorations hereunder) by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Title Company; (c) deliver to Seller and Buyer the closing statements approved by Seller and Buyer, as applicable; and (d) deliver the Title Policy to Buyer. 7. Post-Closing Development Covenants. Buyer and Seller agree to the following process and schedule for the post-closing development of the Property, which covenants, conditions and agreements shall survive Closing: 9

7.1. Permit Plans. Buyer shall prepare all application materials as necessary to obtain a building permit and sign permit(s) from the Community, including but not limited to, a complete set of construction documents and specifications for the site, shell building and other improvements and amenities on the Real Property suitable for bidding, permitting and construction processes (the "Permit Plans"). The Permit Plans shall be prepared in accordance with the approved CUP & DRC Package and as required for this Agreement, the Substitute Lease, the Declarations, Community Approvals and applicable zoning and Community codes and regulations (as amended). Further, Buyer shall also be responsible for compliance with any Community requirements, approvals or zoning regulations in the event Buyer seeks to expand the improvements shown on the Conceptual Plans. Buyer shall diligently pursue and obtain approval of the Permit Plans. Buyer shall not make any material changes to the Permit Plans unless such revised Permit Plans ("Revised Permit Plans") have been submitted to Seller and the Revised Permit Plans have been approved by Seller in advance of submission to the Community. In such event, Buyer shall also provide a copy of the Community approval of the Revised Permit Plans to Seller. For the sake of clarity, Buyer is not required to obtain Seller approval of the initial Permit Plans provided such plans are prepared in accordance with the approved CUP & DRC Package. Buyer is only required to obtain Seller approval on any Revised Permit Plans. 7.2. Intentionally Deleted. 7.3. Reservation of Rights. Seller (and after Closing, the Governing Body in accordance with the CC&RS ) hereby reserves the right and option, and reserves unto itself, its tenants, sublessees, subtenants, users, employees, agents, servants, contractors, invitees, successors, assigns and other parties and their respective vehicles, equipment, fixtures and improvements to grant, have and hold one (1) or more easements and rights-of-way upon, across, over and through the Real Property for purposes of a cross-access easement, driveway, access drive, roadway, signage and utilities easement and right-of-way, right of ingress, egress and access, right to install, construct, maintain, repair and replace roadways, bridges, utilities and improvements and common area access; provided that such easements and right of ways shall not interfere with Buyer's Improvements or materially reduce the value of the Real Property. 7.4. General Guidelines. Buyer shall construct the Buyer Improvements at its sole cost and expense, in a good and workmanlike manner, in material conformance with the approved Permit Plans and in compliance with applicable laws, regulations, building codes and applicable CC&R and other land use restrictions of record. The general contractor for the construction of the Buyer Improvements shall be licensed and bonded in Arizona and shall be subject to Seller's reasonable prior written approval (provided that Oakland Construction is hereby deemed to be approved by Seller). Within forty five days (45) after completion of Buyer’s Improvements, Buyer shall provide Seller with a final ALTA survey. 7.5. Alterations. Removal or demolition of any improvements, alterations, additions or repairs to any exterior improvements that require Design Review Committee (or similar department of the Community) approval shall not be made without the prior consent of the Governing Body in accordance with the CC&Rs, which consent and approval shall not be unreasonably withheld or delayed. Buyer shall prepare and submit its plans for removal or demolition of improvements or exterior alterations, additions or repairs to any improvements 10 requiring Design Review Committee approval to the Governing Party in accordance with the CC&Rs. Unless earlier approved, or rejected in writing, such plans shall be deemed approved thirty (30) days following submission. Alterations or repairs to the interior of buildings do not require approval of Seller, Governing Body, Master Lessor, Community, or Secretary. 7.6. Roadway Improvements and Construction of Private Roads. The Parties agree that (i) the Real Property will have access as generally shown in the vicinity and roughly depicted on Exhibit F-1 attached hereto and made a part hereof and labeled "Buyer's Dedicated Roadway Access", "Buyer's ½ Width Roadway Access" and "Seller's Dedicated Roadway Access" (the "Access Roadway"); (ii) the roadways shown as "Seller's Dedicated Roadway Access" are hereby accepted by Buyer in its existing "as-is" and "where is" condition with all faults; (iii) the costs and expenses associated with Buyer's Dedicated Roadway Access and Buyer's ½ Width Roadway Access (collectively, the "Private Roads") shall be paid by Buyer and constructed by Seller. At its sole cost and expense, Seller shall also construct the other half of the Buyer's ½ Width Roadway Access. As soon as reasonably possible, Buyer shall notify Seller of its expected date for issuance of a Certificate of Occupancy for the Buyer Improvements and Seller shall use commercially reasonable efforts to cause such Private Roads to be completed six (6) months prior to the expected date of the Certificate of Occupancy (provided Buyer provides notice at least nine (9) months in advance). Seller shall obtain a bid for the construction of the Private Roads and within fifteen (15) days, Buyer shall pay Seller one hundred fifteen percent (115%) of the costs set forth in the bid. Upon payment for the Private Roads, Seller shall cause the Private Roads to be substantially completed materially in accordance with permit plans approved by the Community and all applicable approving authorities. Upon completion, Seller shall refund Buyer any excess amounts paid or in the event of an overage, Seller shall provide Buyer with an invoice for payment within thirty (30) days. Buyer grants Seller the right to use the Real Property for construction purposes associated with the Private Roads and any other improvements to be constructed by Seller. Seller shall ensure that the Private Roads will be maintained by the Association after completion. 8. Representations and Warranties of Seller. Seller hereby represents and warrants to and covenants with Buyer as follows: (a) Seller is an Arizona limited liability company duly organized and validly existing and in good standing under the laws of the State of Arizona; this Agreement and all documents executed by Seller which are to be delivered to Buyer at the Closing are and at the time of the Closing will be duly authorized, executed and delivered by Seller, are and at the time of the Closing will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, are and at the time of the Closing will be sufficient to convey title (if they purport to do so), and do not and at the time of the Closing will not violate any provision of any agreement or judicial order to which Seller or the Property is subject. (b) Seller is not a party to any pending or, to its actual present knowledge with no duty of investigation or inquiry threatened action, suit, proceeding or investigation, at law or in equity or otherwise, in, for or by any court or governmental board, commission, agency, department or officer arising from or relating to this transaction, the Property or to the past or present operations and activities of Seller upon or relating to the Property. No litigation, administrative or other proceeding (including any condemnation proceeding), or order or 11 judgment is pending, outstanding, or to Seller's actual, present knowledge threatened against or relating to any portion of the Property or which could affect the performance by Seller of any of its obligations under this Agreement. (c) Seller holds the leasehold interest in the Property and no other party has any interest in the Property other than Seller's leasehold interest and Landowners' fee interest. (d) The Master Lease is in full force and effect, has not been altered, amended or modified except pursuant to any amendments disclosed by Seller. Neither the landlord named in the Master Lease or Substitute Lease nor Seller is in default under the Master Lease or Substitute Lease, nor has any event or circumstance occurred, to the knowledge of Seller that would with the passage of time or giving of notice, or both, result in an event of default under the Master Lease or Substitute Lease by such landlord and/or tenant. Seller as tenant has not given written notice of any offsets, defenses or claims available against Rent or other charges or amounts payable by it or other performance or obligations otherwise due from it under the Master Lease or Substitute Lease. (e) Neither Seller nor any of its managers or members are the subject debtor(s) under any federal, state or local bankruptcy or insolvency proceeding, or any other proceeding for dissolution, liquidation or winding up of its assets, and, to the best of Seller's knowledge, no such actions have been threatened against Seller or its managers and members. (f) Seller has not received any written notice and has no knowledge of any pending or threatened condemnation action or proceeding affecting any portion of the Property. (g) Seller has not received written notice from any governmental or regulatory agency of any violation of any environmental law related to the Property or the presence or release of any hazardous materials on or from the Property. (h) Seller has received no written notice nor, to the best of Seller's knowledge, is any such notice pending or threatened in writing, from any governmental authority having jurisdiction over the Property, or from any other person or entity, to the effect that the Property is not currently in compliance with applicable laws and ordinances, including, without limitation, environmental, zoning, ADA compliance, subdivision, building or similar laws, ordinances, codes, orders or regulations, and Seller has no actual knowledge that the Property is not currently in compliance with all applicable laws and ordinances. (i) On the Closing Date there will be no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid for, and Seller shall cause to be discharged all mechanics or materialmen's liens arising from any labor or materials furnished to the Property prior to the Closing Date. (j) Seller is not a "foreign person" within the meaning of Section 1445(0(3) of the Federal Code. (k) To Seller's actual knowledge, Seller: (i) is not under investigation by any governmental authority for, or have been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate 12 crimes to money laundering, or any violation of any Anti Money Laundering Laws (as hereinafter defined in this Article); (ii) has not been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has not had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws. The term "AntiMoney Laundering Laws" shall mean all applicable laws, regulations and sanctions, state and federal, criminal and civil, that: (w) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (x) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (y) require identification and documentation of the parties with whom a financial institution conducts business; or (z) are designed to disrupt the flow of funds to terrorist organizations. (l) That the copies of the Master Lease, Substitute Lease and applicable Declarations provided to Buyer by Seller are true and complete copies of the then-current Master Lease, Substitute Lease and Declarations, that the Master Lease and Substitute Lease are in full force and effect and that Seller is not in default under either the Master Lease or Substitute Lease. (m) To Seller's actual knowledge, Exhibit F-3 hereof accurately depicts the location of electric, gas, telephone, and Exhibit F-2 depicts the location of the water utilities on, or near the Real Property. (n) To the extent Seller has authority to do so (and without any inquiry or knowledge), the use by Buyer of the Buyer Improvements, as approved by Seller pursuant to this Agreement, does not violate the Declarations (specifically Section 5.2(c)(vii) and (c)(viii). The representations and warranties set forth in this Section 8 are true and correct on the Effective Date, shall be true and correct on the Closing Date, and shall survive the Closing for a period of one (1) year. Buyer's obligation to complete Closing is subject to the foregoing representations and warranties being true and correct on the Closing Date. If such representations and warranties are not true and correct at Closing, Buyer shall have the right to terminate this Agreement and, notwithstanding any provision of this Agreement to the contrary, to receive a refund of the Deposit. If prior to the Closing, Seller becomes aware that any representation or warranty set forth in this Agreement that was true and correct on the date of this Agreement has become incorrect due to changes in conditions or the discovery by Seller of information of which Seller was unaware on the date of this Agreement, then Seller shall immediately notify Buyer thereof and the representations and warranties set forth herein which are to be remade and reaffirmed by Seller at the Closing shall be supplemented by such new information. If such notification occurs after expiration of the Approval Period, and if in Buyer's reasonable judgment such change in condition or new information has a material adverse impact on the Property or transactions contemplated hereunder, Buyer may elect within five (5) business days after receipt of such notice to provide written notice to Seller of Buyer's intent to terminate this Agreement. 9. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows: (a) Buyer is a corporation duly organized and validly existing and in good standing under the laws of the Delaware. This Agreement and all documents executed by Buyer 13 which are to be delivered to Seller at the Closing are and at the time of the Closing will be duly authorized, executed and delivered by Buyer, are and at the time of the Closing will be legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, and do not and at the time of the Closing will not violate any provision of any agreement or judicial order to which Buyer is subject. Buyer shall have obtained final approval of this Agreement by its Board of Directors. (b) Buyer represents and warrants that (a) Buyer and each person or entity owning an interest in Buyer is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the OFAC and/or on any other similar List, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, and (iii) not an "Embargoed Person" (b) to Buyer's actual knowledge, none of the funds or other assets of Buyer constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), and (c) to Buyer's actual knowledge, no Embargoed Person has any interest of any nature whatsoever in Buyer (whether directly or indirectly). (c) Buyer covenants that during the entire course of the design and construction process for the Real Property it shall, at its sole cost and expense, hire and utilize consultants selected by Seller for civil engineering design (Civil Engineering Consultants). (d) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH MASTER LEASE, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY-RELATED DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO BUYER, OR ANY OTHER MATTER OR THING REGARDING THE SAME. BUYER ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING, SELLER SHALL ACCEPT THIS PROPERTY AND ALL OF SELLER'S INTEREST IN THE SUBSTITUTE LEASE IN "AS IS, WHERE IS CONDITION WITH ALL FAULTS AND DEFECTS," EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. (e) BUYER AGREES THAT, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, BUYER IS NOT RELYING ON ANY WARRANTY OR REPRESENTATION OF SELLER OR ANY AGENT, EMPLOYEE, REPRESENTATIVE, MEMBER OR MANAGER OF SELLER, AND THAT BUYER IS ACQUIRING THE PROPERTY, AND ALL IMPROVEMENTS THEREON OR THEREUNDER, BASED UPON BUYER'S EXAMINATION AND INVESTIGATION OF THE PROPERTY AND THE EXERCISE OF BUYER'S JUDGMENT, "AS IS," "WHERE IS" SUBJECT TO ALL FAULTS 14

AND DEFECTS AND WITHOUT ANY EXPRESSED, IMPLIED OR STATUTORY WARRANTIES OR REPRESENTATIONS OF ANY KIND, INCLUDING, BUT NOT LIMITED TO, MATERIALS, WORKMANSHIP, GOOD AND WORKMANLIKE CONSTRUCTION, DESIGN, CONDITION, HABITABILITY, TENANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, ACCESS TO PUBLIC ROADS, INCOME POTENTIAL, FUTURE VALUE, THE ENVIRONMENTAL CONDITION OF THE PROPERTY OR THE CONDITION OR SUITABILITY OF ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, AND SELLER HEREBY DISCLAIMS ANY SUCH WARRANTY. BY THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER AGREES THAT BUYER SHALL HAVE DETERMINED (1) THE PHYSICAL CONDITION OF THE PROPERTY AND ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, AND THAT THERE IS NO DEFECT OF CONDITION WHICH IS UNACCEPTABLE TO BUYER, (2) WHETHER ANY PORTION OF THE PROPERTY LIES IN ANY FLOOD PLAIN, FLOOD WAY OR SPECIAL FLOOD HAZARD AREA, (3) WHETHER ANY GEOLOGICAL FAULT OR UNSATISFACTORY SOIL CONDITION EXISTS ON ANY PORTION OF THE PROPERTY, INCLUDING COMMON AREAS, (4) THAT ALL ENVIRONMENTAL CONDITIONS RELATING TO THE PROPERTY AND COMMON AREAS ARE ACCEPTABLE TO BUYER, AND (5) THAT ALL FEES, COSTS, PERMITS AND OTHER EXPENSES AND OBLIGATIONS ASSOCIATED WITH THE DEVELOPMENT OF THE PROPERTY, WHETHER KNOWN OR UNKNOWN, ARE ACCEPTABLE TO BUYER. (f) HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, BUYER ACKNOWLEDGES THAT AS OF THE EXPIRATION OF THE DUE DILIGENCE PERIOD, BUYER (1) SHALL BE THOROUGHLY ACQUAINTED WITH THE PHYSICAL CONDITION OF THE PROPERTY AND ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, AND (2) IS RELYING SOLELY ON ITS OWN INVESTIGATION AND INSPECTION OF THE PROPERTY AND ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER OR ANY AGENT OF SELLER. BUYER FURTHER ACKNOWLEDGES THAT NO INDEPENDENT INVESTIGATION OR VERIFICATION HAS BEEN OR WILL BE MADE BY SELLER WITH RESPECT TO ANY INFORMATION SUPPLIED BY OR ON BEHALF OF SELLER CONCERNING THE PROPERTY, ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING COMMON AREAS, OR THE DOCUMENTS PROVIDED BY SELLER, AND SELLER HAS MADE NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION ITSELF. (g) BUYER ACKNOWLEDGES, UNDERSTANDS AND AGREES THAT BUYER'S ACCEPTANCE OF THE PROVISIONS OF THIS SECTION CONSTITUTES A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT ABSENT SUCH ACCEPTANCE, SELLER WOULD NOT ENTER INTO THIS AGREEMENT. ANY ATTEMPT BY BUYER TO PURSUE A CLAIM BASED UPON ANY CLAIMED REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES NOT EXPRESSLY EMBODIED IN THIS AGREEMENT SHALL CONSTITUTE A DEFAULT BY 15

BUYER UNDER THIS AGREEMENT. BUYER ON ITS BEHALF AND ON BEHALF OF ITS HEIRS, SUCCESSORS AND ASSIGNS, HEREBY UNCONDITIONALLY AND FOREVER WAIVES ANY CLAIM AGAINST SELLER OR ANY AFFILIATE OF SELLER BASED (1) UPON ANY CLAIMED REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENT OR GUARANTIES NOT EXPRESSLY EMBODIED IN THIS AGREEMENT, (2) ON THE CONDITION OF THE PROPERTY, OR (3) ON THE CONDITION OF ALL ON-SITE AND OFF-SITE IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, COMMON AREAS. (h) BUYER, AS A SOPHISTICATED BUYER, HEREBY ACKNOWLEDGES THAT THE COST OF THE WAIVERS CONTAINED IN SECTION 8 WERE NEGOTIATED BETWEEN THE PARTIES AND INCLUDED IN THE PURCHASE PRICE. THE PROVISIONS OF SECTION 7 SHALL SURVIVE THE CLOSING AND SHALL BIND ANY SUCCESSOR OR ASSIGN OF BUYER TO ANY PORTION OF THE PROPERTY. 10. Buyer and Seller Indemnification. Each Party hereby agrees to indemnify the other Party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from (i) any misrepresentation or breach of warranty made by such Party in Section 8 or Section 9 of this Agreement, as applicable, or in any document, certificate, or exhibit given or delivered to the other pursuant to or in connection with this Agreement, or (ii) post-Closing or post-termination breach of a covenant which, by the terms hereof, survives the Closing or earlier termination of this Agreement. 11. Possession. Possession of the Property shall be delivered to Buyer on the Closing Date, subject to the permitted exceptions on title. 12. Notices. Any notices which Seller or Buyer are required or desire to give the other hereunder shall in writing and delivered personally (with written confirmation thereof), by a reputable overnight delivery company (with written confirmation thereof) or sent through the U.S. Mail by certified mail, postage prepaid, to the following addresses: (a) If to Seller: c/o The Alter Group, Ltd. 3201 Old Glenview Road, Suite 302 Wilmette, IL 60091 Attn: Randolph Thomas Fax: (847) 676-4309 With a copy to: Lawrence M. Freedman Ash, Anos, Freedman & Logan, L.L.C. 77 West Washington Street, Suite 1211 Chicago, IL 60602 Fax: 312.346.7487 16

Samuel F. Gould Alter Asset Management, L.L.C. 1980 Springer Drive Lombard, IL 60148 Fax: 630.620.3606 Kerry K. Patterson Procopio, Cory, Hargreaves & Savitch LLP 8355 E Hartford Dr #202 Scottsdale, AZ 85255 Fax: 619.788.5505 (b) If to Buyer: Axon Enterprise Holding Company, LLC 17800 North 85th Street Scottsdale, Arizona 85255 Fax: 480.991.0791 Attn: Doug Klint With a copy to: Snell & Wilmer LLP One Arizona Center Phoenix, Arizona 85004 Fax: 602.382.6070 Attn: Mark Ohre Any notice delivered personally shall be deemed delivered when received. Any properly addressed notice given herein by certified mail, return receipt requested, or by recognized overnight courier shall be deemed delivered on the date on which the notice is deposited with the U.S. Postal Service or with the recognized overnight courier. Seller and Buyer agree that any and all notices given by either Party shall be provided simultaneously to any assignee of Buyer or any lender to Buyer when such assignee or lender has been previously identified in writing to the Parties along with the appropriate address for such notices. Either Party may, at any time, change its address for the above purposes by sending a notice to the other Party stating the change and setting forth the new address. 13. Miscellaneous. 13.1. Captions. Captions or headings of Sections are for convenience only and shall not be considered in construing the meaning of the contents of such Section. 13.2. Partial Invalidity. If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall 17 not be affected thereby and each term, covenant, or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law. It is the intention of the Parties hereto that the covenants of this Agreement are independent of each other. 13.3. No Prior Agreements. This Agreement supersedes and cancels all prior negotiations between the Parties. 13.4. Amendments and Modifications. All amendments or modifications to this Agreement must be in writing signed by the Parties. 13.5. Interpretation. The singular shall include the plural, and the masculine or neuter shall include the other. 13.6. Real Estate Brokers. Except for Cushman & Wakefield, NOVO Development and The Alter Group, Ltd., all licensed real estate brokers in the State of Arizona, each of whose commission shall be paid by Seller, each Party covenants, warrants and represents to the other that no conversation or negotiations were had by either with any broker, agent, subagent, salesperson or finder concerning the acquisition of the Property. Each Party agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, costs, damages and expenses, including attorneys' fees, arising out of, resulting from or in connection with a breach of the foregoing covenant, warranty and representation. 13.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. 13.8. Counterparts, Facsimile or Electronic Execution. This Agreement may be executed in one or more counterparts by the Parties and all counterparts taken together shall constitute one and the same document. The Parties hereto agree that: (a) counterparts may be executed by one or more Parties via use of facsimile signatures or electronic (e-mail) signatures and the sending by one or more Parties of signatures via Facsimile or via e-mail correspondence shall also constitute execution and delivery of this Agreement; and (b) signature pages from one or more counterparts may be removed from such counterparts and such signature pages may be attached to a single instrument so that signatures of all Parties may be physically attached to a single counterpart hereof. 13.9. Attorneys' Fees. Should either Party institute any legal proceedings against the other for breach of any provisions herein contained or any matter in connection with this Agreement or any matter in connection with this Agreement, the prevailing Party in such action shall in addition be entitled to recover its reasonable costs and expenses from the losing Party including court costs and its reasonable attorney fees and expert witness fees (and costs and reasonable attorney fees on appeal). [Signature pages follow] 18

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement effective as of the Effective Date. "SELLER": APEX Park at Pima, LLC, an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company By: 18-Chai Corp., an Illinois corporation Its: M:�ger�fc:;2, Name:- Title: --- - ---- Date: "BUYER": AXON ENTERPRISE HOLDING COMPANY, LLC, a Delaware limited liability company By: __________ Name: Jawad Ahsan Title: Chief Financial Officer Date: ----------- [Signature Page to Amended and Restated Purchase and Sale Agreement]

EXHIBIT INDEX Exhibit Title A Substitute Lease B Legal Description C Draft Easement Agreements D Site Access and Indemnification Agreement E Site Plan/Pre-App Plans F-1 Access Improvements F-2 Water/Sewer Improvements F-3 Electric/Gas/Telephone Improvements G Assignment of Substitute Lease

EXHIBIT A SUBSTITUTE LEASE Form of Substitute Lease to be approved and finalized during the Due Diligence Period and placed into Escrow by Seller and Buyer

SUBSTITUTE LEASE IN REFERENCE TO BUSINESS LEASE B-704-____ Between CERTAIN ALLOTTED LANDOWNERS OF LAND WITHIN THE SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY (“Lessor”) and APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company (“Lessee”) 1 This Substitute Lease incorporates the provisions of that certain business lease (Business Lease B-704) approved by the Secretary on May 30, 2003 between APEX Park at Pima, L.L.C., an Arizona limited liability company and Certain Allotted Landowners of Land within the Salt River Pima-Maricopa Indian Community and that certain First Amendment to Business Lease B-704 entered into and effective on November 7, 2016.

INDEX NO. ARTICLE NAME ............................................................................................................................. PAGE 1. Definitions. ............................................................................................................................................ 1 2. Demise of Leased Premises. ................................................................................................................. 4 3. Lease Term. ........................................................................................................................................... 4 4. Permitted Uses of Leased Premises. ..................................................................................................... 4 5. Rent. ...................................................................................................................................................... 5 6. Business Hours and Activity. ................................................................................................................ 8 7. Improvements and Completion of Development. ................................................................................. 9 8. Substitute Lease. ................................................................................................................................... 9 9. Title to Buildings and Improvements. ................................................................................................... 9 10. Construction, Maintenance, Repair, Alteration............................................................................... 10 11. Non-Responsibility Notices. ........................................................................................................... 10 12. Rental Bond. ................................................................................................................................... 11 13. Performance Bond. ......................................................................................................................... 11 14. Public Liability Insurance. .............................................................................................................. 12 15. Sublease, Assignment, Transfer. ..................................................................................................... 12 16. Status of Subleases. ......................................................................................................................... 15 17. Agreements for Utility Facilities. .................................................................................................... 15 18. Rights-of-Way for Streets and Utility Facilities. ............................................................................ 16 19. Encumbrance. .................................................................................................................................. 17 20. Liens, Taxes, Assessments, Utility Charges. .................................................................................. 23 21. Lessor’s Paying Claims ................................................................................................................... 23 22. Claim or Assessment of State Taxes. .............................................................................................. 24 23. Eminent Domain. ............................................................................................................................ 25 24. Rezoning. ........................................................................................................................................ 26 25. Default............................................................................................................................................. 27 26. Attorney’s Fees. .............................................................................................................................. 28 27. Holding Over. ................................................................................................................................. 28 28. No Partnership. ............................................................................................................................... 28 29. Termination of Federal Trust. ......................................................................................................... 28 30. Lessee’s Obligations to the United States. ...................................................................................... 28 31. Payments and Notices. .................................................................................................................... 29 32. Inspection. ....................................................................................................................................... 30 ii DOCS 125208-000003/3409232.5

33. Delivery of Leased Premises........................................................................................................... 30 34. Lease Binding. ................................................................................................................................ 30 35. Interest of Member of Congress. ..................................................................................................... 30 36. Tax Immunity. ................................................................................................................................. 31 37. Force Majeure. ................................................................................................................................ 31 38. Laws and Ordinances of the Community. ....................................................................................... 31 39. Arbitration. ...................................................................................................................................... 31 40. Employment Preference. ................................................................................................................. 32 41. Validity. .......................................................................................................................................... 34 42. Indemnification. .............................................................................................................................. 34 43. Fire and Damage Insurance............................................................................................................. 35 44. Accounting and Audits.................................................................................................................... 36 45. Plans and Designs. .......................................................................................................................... 37 46. Title Insurance; Opinion of Counsel ............................................................................................... 37 47. Power of Attorney to Spokespersons. ............................................................................................. 39 48. Covenants, Conditions and Restrictions ......................................................................................... 41 49. Quiet Enjoyment. ............................................................................................................................ 41 50. Severability. .................................................................................................................................... 42 51. Multiple Counterparts. .................................................................................................................... 42 52. Companies Bonding and Insuring. .................................................................................................. 42 53. Compliance with Arizona Subdivision Requirements. ................................................................... 43 54. Estoppel Certificates. ...................................................................................................................... 43 55. Environmental Protection Requirements ........................................................................................ 43 56. Confidentiality. ............................................................................................................................... 49 57. Short Form of Lease. ....................................................................................................................... 49 SCHEDULE OF EXHIBITS A Schedule of Landowners B Legal Description of Original Leased Premises C Legal Description of Premises C-1 Preliminary Site Plan of Premises D Approval of Secretary E Declaration and Grant of Easements F Sublease Addendum G Spokespersons H Council Resolution SR-2234-2003 iii

SUBSTITUTE BUSINESS LEASE B-704 THIS SUBSTITUTE BUSINESS LEASE B-704 (this “Lease”) is made and entered into this ___ day of ____________, 20___, by and between CERTAIN ALLOTTED LANDOWNERS OF LAND WITHIN THE SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY identified on Exhibit A attached hereto, hereinafter collectively called the “Lessor,” whose address is 10005 East Osborn Road, Scottsdale, Arizona 85256 and, APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company, hereinafter called the “Lessee,” under the provisions of the Act of November 2,1966 (80 Stat. 1112), as amended (25 U.S.C. § 416, et seq.), as supplemented by Part 162, et seq., Leases and Permits, of the Code of Federal Regulations, Title 25 - Indians, and any amendments thereto relative to business leases on restricted Indian lands, all of which by reference are made a part hereof. This Lease amends and restated that certain business lease (Business Lease B-704) approved by the Secretary on May 30, 2003 between APEX Park at Pima, L.L.C., an Arizona limited liability company and Certain Allotted Landowners of Land within the Salt River Pima-Maricopa Indian Community, as amended by that certain First Amendment to Business Lease B-704 entered into and effective on November 7, 2016. Lessee intends to assign this Lease to Axon Enterprise Holding Company, LLC, a Delaware limited liability company (“Axon”) after Secretary approval of this Lease, the Axon Assignment (as defined in that certain Purchase and Sale Agreement dated December 11, 2018, the “PSA”) and satisfaction of all the PSA’s closing conditions. This Lease will be effective on the Closing Date (as defined in the PSA) and only after Secretary approves both this Lease and the Assignment. 1. Definitions. For the purpose of this Lease, the following terms shall have the meanings set forth below: A. Approved Encumbrance. A mortgage, deed of trust, lien or other security interest in or against Lessee’s interest in the Leased Premises meeting the requirements of Article 19 below, and which has been approved by the Lessor, the Community and the Secretary. B. Approved Encumbrance. The holder of an Approved Encumbrance. C. Approved Sublease or Sublease. A sublease of all or any part of the Leased Premises meeting the requirements of Article 15A or 15A(1) below. D. Base Index: As defined in Section 5.3 (as adjusted and deemed amended from time to time). E. Basic Rent. As provided in Article 5(a) below.

F. Commercial Buildings. Business offices, professional offices, Axon’s Headquarters, eating, retail and service establishments; hotel; entertainment, light manufacturing and warehouse facilities, and commercial recreation facilities; amphitheater, convention and reception facilities; theaters and schools. G. Certificate of Occupancy. A certificate of occupancy, temporary certificate of occupancy or certificate of completion of the Headquarters issued by the Community department authorized to issue such permits to Lessee, Developer Sublessee or a Sublessee. H. Community. The Salt River Pima-Maricopa Indian Community, a federally recognized Indian tribe. I. Covenants, Conditions and Restrictions or CC&R’s. As described in Article 48 below, including, without limitation, the that certain Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk executed by Declarant and 7350 LLC June 10, 2008, recorded on July 15, 2008 as instrument no. 20080616403 in the Official Records of the Maricopa County Recorder, and which was duly amended by that certain First Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk on August 25, 2013, recorded on September 17, 2013 as instrument no. 20130832529 in the Official Records of the Maricopa County Recorder, and was further amended by that certain Second Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk on October 30, 2017, which was recorded on April 19, 2018 as instrument no. 20180295812 in the Official Records of the Maricopa County Recorder and that certain Second Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on September 14, 2018 as instrument no. 20180693825 in the Official Records of the Maricopa County Recorder, and as may be amended in the future (collectively “Amended Declaration”). J. Developer Sublessee. A Sublessee of a portion of the Leased Premises that, pursuant to its Sublease, constructs one (1) or more Commercial Buildings. K. Governmental Authority. Any governmental or quasi-governmental entity, regardless of how constituted, having or claiming jurisdiction over the Leased Premises or any portion thereof, or over the design, planning, construction, use, operation, maintenance or occupancy of all or any portion of the Leased Premises. 2

L. Headquarters. Means all improvements built on the Leased Premises, including, without limitation, Axon’s headquarters consisting of an approximate 325,000 square foot Axon corporate headquarters building, containing corporate office space, light assembly manufacturing, warehouse space, public space, and other related Buildings and amenities, driveways, sidewalks, parking structures, lots and areas. M. Lease. This Substitute Lease in Reference to Business Lease B-704, as may be amended. N. Lease Term. As provided in Article 3 below. O. Lease Year. Each period of twelve (12) consecutive months, commencing on, each January 1 and ending on the next succeeding December 31, except that the first Lease Year shall begin when the Lease Term shall commence and shall end at midnight on the next succeeding December 31 which is at least twelve (12) months after the date on which the Lease Term shall commence, in which event the first Lease Year may consist of more than twelve (12) months. P. Leased Premises or Premises. That certain real property located in Maricopa County, Arizona, and legally described on Exhibit C attached hereto, together with a right of ingress and egress thereto and the access and utility easements, as described in the Declaration and Grant of Easements attached hereto as Exhibit E, and all other easements, rights-of-way, privileges, licenses, appurtenances, water and well rights and other rights and benefits belonging to, running with or in any way related to such real property, the Leased Premises and all of the improvements now or hereafter located thereon or on the Leased Premises. Q. Legal Requirements. All statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of federal and Tribal governmental entities and other governmental entities having jurisdiction affecting either the Leased Premises or the construction, use, occupancy, repair, renovation, replacement or alteration thereto, whether now or hereafter enacted and enforced, including any of the same which may (i) require repairs, modifications or alterations in or to any portion of the Leased Premises; or (ii) in any way limit, restrict or impose conditions upon the use and authorizations and regulations relating to the Leased Premises, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force or effect pertaining to the Leased Premises or any portion thereof or interest therein. 3

R. Lessee. APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company. S. Lessor. Those certain allotted landowners of land within the Salt River Pima- Maricopa Indian Community identified on Exhibit A attached hereto. T. Original Leased Premises. That certain real property located in Maricopa County, Arizona, and legally described on Exhibit _B attached hereto, together with a right of ingress and egress thereto and all easements, rights-of-way, privileges, licenses, appurtenances, water and well rights and other rights and benefits belonging to, running with or in any way related to such real property and all of the improvements now or hereafter located thereon. U. Person. An individual, corporation, limited liability company (“L.L.C.”), partnership, joint venture, association, firm, joint stock company, trust, unincorporated association or other legal entity. V. Preapproved Transferee: Any one or more of the following entities: Axon Enterprise Holding Company, LLC, a Delaware limited liability company; and/or Axon Enterprise OFA Holding Company, LLC, a Delaware limited liability company. W. Prepaid Rent Amount: $10,914,408. [Note: 28.57 Acres of Leased Premises at $382,024 per acre] X. Price Index: The consumer price index compiled and published by the United States Department of Labor, Bureau of Labor Statistics, designated Consumer Price Index - U.S. City Average All Urban Consumers (CPI-U) 1982 to 1984 = 100, all items, or, if said consumer price index ceases to be published and there is no successor index, a reasonably equivalent index published by an authoritative third party that SRPMIC reasonably designates. The Price Index for any date means the Price Index last published before the calendar month that includes such date. Y. Prime Rate. The rate of interest regularly published in the Wall Street Journal, Section “C” under “Money Rates”, as the “Prime Rate” and defined therein as the base rate on corporate loans posted by at least seventy-five (75%) of the nation’s thirty (30) largest banks. Z. Removable Personal Property. All personal property, of every kind and nature, belonging to Lessee or any Sublessee, excluding, however, property which normally would be attached or affixed to the buildings, improvements or the Leased Premises in such a manner that such property 4 would become a part of the realty, regardless of whether such property is in fact so placed in or on or affixed to the buildings, improvements or the Leased Premises. AA. Rent. All rent payable under Article 5 hereof. BB. Rental Bond. As provided in Article 12 below. CC. Required Consent. Any governmental approval or other consent, license, grant, authorization or agreement from any Governmental Authority or any public or private provider of public utility services, the procurement or maintenance of which may reasonably be necessary, desirable or appropriate as a condition or prerequisite to the proper development, improvement, use, occupancy or operation of all or any portion of the Leased Premises in accordance with the provisions of this Lease. DD. Secretary. The Secretary of the Interior, United States Department of the Interior or his or her authorized representative. AA. Sublessee. A lessee of all or any portion of the Leased Premises pursuant to an Approved Sublease. AB. Substitute Lease. As described in Article 8 below. AC. Superintendent. The Superintendent, Field Administrator, Coordinator or other officer in charge of the Salt River Agency, Bureau of Indian Affairs. 2. Demise of Leased Premises. For and in consideration of the Rents and Agreements hereinafter set forth, the Lessor hereby leases the Leased Premises to the Lessee, and the Lessee hereby leases and accepts the Leased Premises from Lessor. 3. Lease Term. The Lease Term shall expire on May 29, 2103. 4. Permitted Uses of Leased Premises. The purpose of this Lease is to bring about the commercial development of the Leased Premises. The development and use of the Leased Premises will be consistent with the plan of development provided in this Lease, the permitted uses described herein and with the zoning ordinances of the 5

Community. The permitted uses are: Commercial Buildings and such other uses as are normally or reasonably incidental to the foregoing uses. The Lessee shall develop all of the structures on the Leased Premises except that Lessee may, with the approvals required pursuant to Article 15 of this Lease, sublease portions of the Leased Premises which have been improved with offsite improvements to a user Sublessee for the development of any of the permitted uses. Any Sublessee under this Lease will be responsible for the development of such subleased portions of the Leased Premises in accordance with this Lease and with the zoning and other development and planning ordinances of the Community. If the Lessee or any Sublessee uses the Leased Premises for any use inconsistent with the provisions of this Article 4 without the prior written permission of the Lessor and the Community, such misuse shall constitute a default and a breach of this Lease. Lessee agrees not to use or cause to be used any part of the Leased Premises for any unlawful conduct or purpose. Lessee further covenants and agrees that it will not commit or permit on the Leased Premises any act that causes waste or a nuisance or which create a hazard to health of persons or to property wherever such persons or property may be. 5. Rent. All monies payable under this Lease as Rent or otherwise shall be payable to the Community which shall receive all payments for and on behalf of Lessor, each of whom hereby acknowledge that such payment shall constitute payment in fact and each of whom hereby irrevocably, for the Lease Term, designates the Community as its agent and attorney-in-fact for the receipt of such payments. Lessor agrees that no enforcement action or default against Lessee shall be made by or on behalf of Lessor in the event the Community fails to pay any sum due to Lessor herein, where such sums have been tendered to the Community in accordance with the provisions of this Article 5. The rent as set forth below shall be deemed “Rent”: (a) Prepaid Rent Amount on the earlier of the Third Anniversary of the Secretary Approval, or issuance of Certificate of Occupancy. Not later than 30 days after the earlier of (i) the issuance of a Certificate of Occupancy by the Community for Axon’s Headquarters on the Leased Premises or (ii) the third anniversary of the Secretary approval of this Lease, the Lessee will pay a onetime rent prepayment in the amount of the Prepaid Rent Amount to Lessor representing the present value of rent for the remainder of the term of this Lease. This onetime payment of the Prepaid Rent Amount represents all rent and other charges that would have otherwise been paid by Lessee to Lessor during the term of this Lease and subsequently distributed by the Community to the Lessor. Upon Lessee’s payment of the Prepaid Rent Amount and Community’s 6 distribution to Lessor, no additional payments, rents, fees, or charges will be paid by Lessee and Lessor will receive no additional distributions during the remaining term of this Lease. In addition, and notwithstanding any terms to the contrary in this Lease, the Lessee will not be required to obtain the required approvals or consents from the Lessor or their Spokespersons under Sections 1(A), 1(C), 4, 8, 10, 15, 19 and 45, any time after the date the Prepaid Rent Amount is paid. (b) Timely Payment. All Rent shall be paid without prior notice or demand on or before the fifteenth (15th) day of each calendar month. Past due Rent shall bear interest at the Prime Rate plus five (5) percentage points from the date due until paid, but this provision shall not be construed to relieve Lessee from its obligation to make timely Rent payments, nor of the operation of the provisions of this Lease relating to default. In addition to the Rent payments due under Article 5 of this Lease, Lessee shall pay to the Treasurer of the Community a sum equal to the actual amount expended in the receipt, handling and distribution of Rent to the Lessor. The Treasurer will send a statement for that amount to the Lessee and the Lessee will pay the amount of the statement within ten (10) days of its receipt. In the event that Lessee disputes the statement, the Treasurer and the Lessee will meet within ten (10) days after Lessee gives notice to the Treasurer of the dispute and seek to resolve the dispute. (c) Alternate Payment Provision. The provisions of this Article 5 notwithstanding, in the event of the death of any of the allotted landowners comprising the Lessor during the Lease Term and while the Leased Premises are in trust or restricted status, all Rent remaining due or payable to the decedent or his representative under the provisions of this Lease shall be paid to the official of the Bureau of Indian Affairs having jurisdiction over the Leased Premises. The Lessee’s obligation under this Article 5 shall commence upon written notice from the Community to Lessee of the identity of the deceased landowner and his or her percentage interest in the Rent payment. 7

6. Business Hours and Activity. Lessee agrees that subject to damage or destruction, that at all times during this Lease, it will keep the Leased Premises actively used. All businesses shall be conducted during the regular and customary hours of such business and on all business days in good faith. 7. Improvements and Completion of Development. All buildings and improvements developed on the Leased Premises shall be constructed in accordance with applicable legal requirements. Lessee shall use best efforts to develop the Leased Premises consistent with market conditions. 8. Substitute Lease and Amendments. It is further agreed that (i) upon completion of the development of the premises, or (ii) consistent with needs incident to debt and/or equity financing, or (iii) to facilitate development of the Leased Premises, Lessee shall be entitled to any reasonable subdivisions of the Leased Premises, and a separate Lease containing all of the applicable terms and provisions of this Lease (a “Substitute Lease”) shall be executed by the parties hereto covering only such parcel or subdivision of the Leased Premises, and this Lease shall then terminate with respect to such parcel or subdivision and be superseded by the terms of such Substitute Lease. The respective priority positions of the Lessor, Lessee and any Approved Encumbrancer shall be identified and preserved in the same manner as prior to the execution of such Substitute Lease. 9. Title to Buildings and Improvements. All buildings and improvements that may be placed upon, installed in or attached to the Leased Premises by Lessee or Sublessee shall be the property of and assets of Lessor during the Lease Term. Lessee shall, during the Lease Term, be solely entitled to any rights or benefits associated with such buildings and improvements including, but not limited to, any depreciation, investment tax credits or other tax benefits, and such buildings and improvements are not made in lieu of Rent. Notwithstanding the foregoing, the Lessor shall have the right to require Lessee to remove any or all of the buildings or improvements on the Leased Premises at the termination of the Lease. If so notified, Lessee, at the Lessee’s sole cost and expense, shall remove said buildings or improvements within six (6) months thereafter, and shall restore that portion of the Leased Premises as nearly as possible to the condition existing at the time this Lease commenced. 8

10. Construction, Maintenance, Repair, Alteration. All improvements placed on the Leased Premises shall be constructed in a good and workmanlike manner and in compliance with all Legal Requirements. All parts of buildings exposed to perimeter properties shall present a pleasant appearance and all service areas shall be screened from public view. The Lessee shall have the right at any time during the Lease Term to make limited alterations, additions or repairs to any improvement on the Leased Premises in an amount not to exceed Two Hundred Fifty Thousand and No/100 Dollars $250,000 per acre (“Material Improvements”), on the exterior of any single building or improvement during any Lease Year. Such sum shall be subject to adjustment in accordance with changes in the Price Index. Except as set forth in Article 43 below, removal or demolition of any improvements, alterations, additions or repairs to any improvements in excess of the above Material Improvements amount shall not be made without the prior consent of the Lessor and the Community and the approval of the Secretary, which consent and approval shall not be unreasonably withheld or delayed. Lessee shall prepare and submit its plans for removal or demolition of improvements or alterations, additions or repairs to any improvements in excess of the above amount to the Lessor, the Community and the Secretary in writing. Unless earlier approved, or rejected in writing, such plans shall be deemed approved thirty (30) days following submission. Lessee shall, at all times during the term of this Lease and at the Lessee’s sole cost and expense, maintain the Leased Premises and all improvements thereon in good order and repair and in a neat, sanitary and attractive condition and in compliance with all Legal Requirements. 11. Reserved. 12. Rental Bond. The Lessor agrees to waive the requirement for a rental bond. The Lessor and Secretary may later reinstate the requirement of the Rental Bond and Lessee hereby agrees to comply with said requirement. Within one hundred fifty (150) days after reinstatement of the rental bond requirement, the Lessee shall post a bond (the “Rental Bond”) in a form satisfactory to the Community, Lessor and Secretary in a penal sum of not less than the aggregate of the second year’s Basic Rent which bond shall be deposited with the Secretary. The Rental Bond shall be maintained at all times (except after the Prepaid Rent Amount is paid in full to Lessor) in an amount not less than the sum of the Basic Rent payments to become due and payable during the ensuing twelve (12) calendar months of the Lease, unless and until the requirement for the Rental Bond is waived by the Lessor, the Community and the Secretary. Should Lessee fail to post the Rental Bond within the specified one hundred fifty (150) day period, or thereafter fail to maintain the Rental bond, Lessee shall be deemed to be in default. Lessee may furnish a 9 corporate surety bond, or in lieu thereof, may deposit with the Secretary cash or negotiable United States Treasury Bonds or other negotiable Treasury obligations in the appropriate amount, together with a power of attorney, empowering the Secretary, in the event of Lessee’s default in any of the provisions of Article 5 above to pay over such cash, or to dispose of any such bonds and pay over the proceeds derived therefrom, to or for the benefit of the Lessor, subject to Lessee’s privilege of curing said default as hereinafter provided. Any other type of security which may be offered by Lessee to satisfy the requirements of this Article 12 will be given reasonable consideration by the Lessor and the Secretary, and it is agreed that acceptance of security in lieu of those described above shall not be unreasonably withheld or delayed. It is agreed that the Rental Bond required by this Article 12 shall guarantee payment of Basic Rent only and that any corporate surety bond shall be in continuous form and may be subject to the provisions that the surety may terminate the rental Bond thirty (30) days subsequent to the then next ensuing anniversary date of this Lease by giving at least forty-five (45) days written notice to the Lessor and the Secretary. If U.S. Treasury Bonds are provided, Lessee agrees to make up any deficiency between the value of the Treasury Bonds and the required Rental Bond. Interest on the Treasury Bonds shall be paid to Lessee. 13. Performance Bond. The parties agree that it is in the best interests of the Lessor and Lessee to waive the requirement for a performance bond, provided that the waiver may be rescinded and the requirement for a performance bond may be reinstated in accordance with 25 CFR 162.434 or its successor, in the Lessor’s sole and absolute discretion by act of the Spokespersons under Article 47. 14. Public Liability Insurance. At all times during the Lease Term, Lessee shall carry a public liability insurance policy with coverages of not less than Five Million, Five Hundred Thousand and No/100 Dollars ($5,500,000.00), combined single limit coverage, per occurrence. Five Hundred Thousand and No/100 Dollars ($500,000.00) of this coverage shall be in the form of primary coverage and the remaining Five Million and No/100 Dollars ($5,000,000.00) shall be pursuant to an umbrella liability insurance policy of not less than Five Million and No/100 Dollars ($5,000,000.00), combined single limit, per occurrence. Upon the issuance of the certificate of occupancy for a hotel, Lessee shall increase the liability coverage of the umbrella liability insurance policy to Ten Million and No/100 Dollars ($10,000,000.00), combined single limit, per occurrence. All policies shall be written to protect both Lessee and Lessor. Evidence of the foregoing reasonably acceptable to the Secretary shall be furnished to the Secretary. 10

15. Sublease, Assignment, Transfer. A. Sublease. This Lessee shall not, except as expressly authorized herein, sublease all or any part of the Leased Premises, without the approval of the Community, the Secretary and the Lessor, which approval will not be unreasonably withheld or delayed. No Sublease shall be valid or binding without the approval of the Community, the Secretary and the Lessor, and then only upon the condition that each Sublessee has agreed in writing that, in the event of conflict between the provisions of this Lease and of its Sublease, the provisions of this Lease shall govern. The Lessor, the Secretary and the Community shall either approve or state with reasonable specificity their reasons for disapproval of a proposed Sublease within thirty (30) days after the proposed sublease is submitted for approval. The failure of the Lessor, the Secretary and Community to so act within the thirty (30) day period provided for in this Article 15A shall constitute approval of the proposed Sublease by the Lessor, the Secretary and Community. Any Sublease made except as aforesaid shall be deemed a breach of this Lease. (1) Short Term Subleases. For Subleases not exceeding ten (10) years, prior to offering commercial, retail or office space within the Commercial Buildings for Sublease, Lessee shall submit to the Community and the Lessor, for approval, proposed schedules of Sublease rent, which shall show minimums, but not maximum rents, proposed to be charged to Sublessees. In conjunction with the submission of the schedules of rent, Lessee shall also submit to the Lessor and the Community, for approval, proposed sublease forms and an assignment of Sublease form for use in subleasing such commercial, retail or office space within the Commercial Building Approval of the within described forms and schedules of rents by the Lessor and the Community shall constitute approval of all Subleases of such commercial or office space and assignments of said Subleases entered into by the Lessee pursuant to this Lease which are consistent with such schedule and are on said forms Five (5) copies of such Sublease and assignment forms shall be furnished to the Lessor and the Community. The Sublease form shall provide that the Sublessee shall be subject to and bound by each and all of the conditions of this Lease. No such subletting shall affect any of the obligations or liabilities of the Lessee hereunder. The term, including any option period, of Subleases on the preapproved forms as described in this Article 15A(1) shall not exceed ten (10) years. The Lessor and the Community .may, on an annual basis, request the Lessee to submit revised schedules of Sublease rent and such Sublease rents may be adjusted with the written consent and agreement of the Lessee and Lessor. Such adjusted Sublease rents shall become effective as the then existing Subleases are terminated or expire. Notwithstanding any provision in this Lease to the contrary, any portion of the Leased Premises may be subleased after Lessor receives the Prepaid Rent Amount without the need for the consent of the Lessor 11 and without the need for the approval of the Secretary or the Community if (1) the Sublease does not relieve Lessee of any liability, (2) Lessee provides the Spokespersons , the Community and the Secretary with a copy of the Sublease within 30 days after it is executed, (3) there is incorporated into the Sublease an addendum in the form attached hereto as Exhibit F or other form approved by the Community. B. Assignment or Transfer. The Lessee shall not assign or transfer all or any part of its interest in this Lease without the written approval of the Lessor, the Community, the Secretary and Approved Encumbrancers, which approval shall not be unreasonably withheld or delayed. This Article 15B shall not, however, restrict transfers of ownership within Lessee’s entity, except as restricted in Article 15C below. No such assignment or transfer shall be valid or binding without such approval, and then only upon the condition that the assignee or other successor in interest, excepting an Approved Encumbrancer, shall agree in writing to be bound by each and all of the covenants and conditions of this Lease. Any such assignment or transfer not, complying with the provisions of this, Article 15B shall be deemed a breach of this Lease. The Lessor, the Community and the Secretary shall either approve or state, with reasonable specificity, their reasons for disapproval of any proposed assignment or transfer within sixty (60) days after it is submitted for approval. Lessor, the Community and the Secretary shall not withhold approval to an assignment or transfer by any successor to the Lessee of all or any part of its interest in this Lease to a “Qualified Transferee”. Upon an assignment or transfer by any successor to the Lessee of all or any part of its interest in this Lease to a Qualified Transferee and an assumption by the Qualified Transferee of the portions of this Lease so assigned or transferred, such successor to the Lessee shall be released from any liability accruing thereafter with respect to the portion of the Lease so assigned or transferred. For the purposes of this Article 15B, a Qualified Transferee means a Person (a) having a net worth, calculated in accordance with generally accepted accounting principles, consistently applied, of not less than five (5) times the Rent, if any, paid by lessee to Lessor during the immediately preceding twelve (12) months of the Lease Term, and (b) either (i) a Person having at least seven (7) years’ experience in the ownership and/or operation of commercial real estate projects, or (ii) a Person whose senior management has, in the aggregate, not less than ten (10) years’ experience in the ownership and/or operation of commercial real estate, or (iii) a Person who has engaged a property management company satisfying the requirements of clauses (i) or (ii), and (c) either (i) a Person who currently owns and operates at least one real estate project of comparable size as the project then developed on the Leased premises, or (ii) a Person who operates at least one project of at least one-half (1/2) the size of the project then developed on the Leased Premises and all of whose projects are at least three (3) times the size of the project then developed on the Leased Premises, or (iii) a Person who has engaged a property management company that satisfies the 12 requirements of clauses (i) and (ii). In the event the Qualified Transferee is a single-purpose entity, in determining whether the Qualified Transferee satisfies the requirements set forth in clauses (b) and (c) above, the ownership and experience of affiliated entities may be considered. C. Assignment by Transfer of Interest. For the purposes of this Article 15, the sale, assignment, transfer or other disposition of any of the issued and outstanding capital stock of Lessee, or of the interest of any general partner or joint venturer or syndicate member or cotenant, if Lessee is a partnership, limited liability company, joint venture, syndicate or cotenancy, which shall result in changing the control of Lessee, shall be construed as an assignment of this Lease requiring the approval of the Secretary, the Lessor and the Community. Control, for the purposes of this Article, shall mean more than fifty percent (50%) of the voting power of the corporation, or more than fifty percent (50%) of the ownership of a partnership, limited liability company, joint venture, syndicate or cotenancy, except for limited partnerships, in which case a change in ownership of more than fifty percent (50%) of general partnership interest shall constitute a change in control of the limited partnership. Limited partnership interests shall be alienable without restriction. Upon a transfer of less than a controlling interest in Lessee, the identity of the transferee shall be provided to the Lessor, the Community and the Secretary. Notwithstanding the foregoing, no notice shall be required, and there shall not be deemed to be an assignment or transfer pursuant to this Section 15(C), in the event of (1) if Lessee is an individual, devolution by will or otherwise upon death, (2) a transfer to (x) a member or members of the Lessee’s family (or to a trust for their benefit) if Lessee is an individual, or (y) any stockholder, partner, member, joint venturer, or other owner of Lessee, or (z) any co-tenant of Lessee, (3) if Lessee is an individual, a transfer to a personal representative upon Lessee’s death or incompetence or (4) any Preapproved Transferee. Any transfers set forth in these Subsections 15(C) (1), (2), (3) and (4) shall not require the approval of Lessor, SRPMIC or Secretary. D. Affiliate Assignment. Notwithstanding Section 15, an Affiliate Assignment shall not require the approval or consent of Lessor, SRPMIC or the Secretary. An “Affiliate Assignment” shall mean an assignment of all or any part of Lessee’s interest in this Lease to a Person directly or indirectly controlling, controlled by, or under common control with Lessee. Upon any Affiliate Assignment, Lessee shall deliver written notice to Lessor and SRPMIC identifying the assignee. E. Publicly Traded Corporations. The provisions of Sections 15 shall not apply to a corporation, partnership, trust or other entity publicly traded on a nationally recognized stock exchange or traded over the counter on the National Association of Security Dealers Automated 13

Quotation System (NASDAQ) or a successor system (collectively, a “PTC Entity”) and any ownership transfers (including any changes in control) or assignments by PTC Entities shall not require the approval of Lessor, SRPMIC or Secretary. Upon any Assignment by Lessee (as a PTC Entity), Lessee shall deliver written notice to Lessor and SRPMIC identifying the assignee. F. Assignment After Payment of Prepaid Rent. Notwithstanding any provision in this Lease to the contrary, any portion of the Leased Premises may be assigned after Lessor receives the Prepaid Rent Amount without the need for the consent of the Lessor if (1) the Assignment does not relieve Lessee of any liability, and (2) Lessee provides the Spokespersons with a copy of the Assignment within 30 days after it is executed. 16. Status of Subleases. Termination of this Lease, by cancellation or otherwise shall not serve to cancel Approved Subleases and/or subtenancies, but shall operate as an assignment to Lessor of any and all such Subleases and/or subtenancies. Provided that a Sublessee is not in default under the terms of its Sublease, Lessor shall honor such Sublease and shall not disturb the tenancy of such Sublessee. If Lessee shall so request, within forty-five (45) days after receipt of such request, the Lessor, the Community and the Secretary shall execute, acknowledge and deliver to a Sublessee, one or more non-disturbance agreements, in a form reasonably satisfactory to such Sublessee, whereby Lessor, the Community and the Secretary expressly agree that, notwithstanding any default by Lessee hereunder, or any termination or alteration of this Lease, the Lessor, the Community and the Secretary shall honor and acknowledge the continuing validity of such Sublessee’s Sublease. Any Sublessee may assign its Sublease or sub-let its premises for a term not to exceed the term of the original Sublease, together with options, if any, without the requirement of approval of the Lessor, the Community or the Secretary. 17. Agreements for Utility Facilities. The Community reserves the right to provide to the Lessee, either through its own resources or by contract with other governmental or private entities, utility services, including, but not by way of limitation, gas, water, electric, telecommunications, television, solid waste removal and sewer facilities, at appropriate rates and charges; provided however, that such utility services shall be of a quality, capacity and at substantially similar rates as would be available to Lessee within the political boundaries of the City of Scottsdale. In the event Lessee has, at its expense, constructed utility facilities or is in the process of constructing such facilities, the Community will not provide service within the Leased Premises without first purchasing those facilities from the Lessee at a cash price which is equal to the “straight 14 line” depreciated value thereof. Except as otherwise limited herein, the Community shall have the absolute right to purchase such utility facilities for the purpose of interconnecting such facilities with an existing Community utility system. Lessor, the Community and the Secretary hereby grant to Lessee the right to install and operate utility services, including sewer, water, electric, gas, telecommunications and television, etcetera, in the event the Community is unable to provide such utility services within the time frame necessary to meet Lessee’s timetable for development of the Leased Premises, or if the Community is unable to provide such utility services at a quality, capacity and at substantially similar rates as would be available to the Lessee within the political boundaries of the City of Scottsdale. In the event that such utility improvements constructed by Lessee or a Developer Sublessee are purchased by the Community, the capacity of such utilities to serve the additional developments on the Leased Premises planned by Lessee and any Developer sublessee shall be computed. That capacity, together with the capacity being used by Lessee and any Developer Sublessee at the time of the acquisition by the Community, shall remain available to Lessee and any Developer Sublessee for uses on the Leased Premises. The Lessor and the Secretary shall cooperate with Lessee to the end that such agreements may be consummated and further agree to grant rights-of-way and/or easements for the completion of such utilities, in accordance with and subject to the terms of this Lease. The Lessee shall furnish to the Community, the Lessor and the Secretary executed copies of any proposed agreement together with a plat or diagram showing the true location of the utility lines to be constructed in accordance with such proposed agreement. Lessee shall not enter into such proposed agreement until the Community Council approves the proposed location of the utility facilities to be constructed, which approval shall not be unreasonably withheld or delayed. The proposed location of utility facilities may be approved contemporaneously with or prior to the approval of this Lease. A copy of the executed agreement shall be furnished to the Community, the Lessor and the Secretary, together with the final plat or diagram of the utility installation. If sewer and water facilities are not immediately and readily available for use in developing the Leased Premises either from public utility companies, other third parties or the Community, Lessee shall have the right to use temporary facilities such as septic tanks and other procedures, subject to the approval of the Community, which approval will not be unreasonably or arbitrarily withheld or delayed. The Lessee and their Sublessees may employ unarmed security personnel to patrol their leasehold premises as may be required by their business operations. 18. Rights-of-Way for Streets and Utility Facilities. Lessor hereby consents to the granting of rights-of-way for streets and utility facilities necessary to the full enjoyment of the Original Leased Premises, Axon’s Headquarters and development thereof; according to the plans approved by Lessor and the Community in accordance with the provisions of 15

Article 45 below. While it is intended that this provision shall be self-operative, Lessor agrees to execute, acknowledge and deliver to Lessee such instruments or documents reasonably necessary to effectuate, acknowledge and deliver to Lessee such instruments or documents reasonably necessary to effectuate the provisions of this Article 18. Such right-of-way are subject to grant by the Secretary in accordance with the approved general development plan and pursuant to the Act of February 5, 1948 (62 Stat. 17), and any amendments thereto as supplemented by regulations of the Secretary applicable thereto. Such grants of rights-of-way are subject to the approval of the Community Council which approval shall not be unreasonably withheld or delayed. 19. Encumbrance. A. The Lessee, from time to time during the Lease Term, may make one or more Approved Encumbrances upon Lessee’s leasehold interest in this Lease, or any part thereof, or any of the improvements on the Leased Premises by mortgage to any person, firm, corporation or other entity or combination thereof, and assign this Lease, or any part or parts thereof, as collateral security therefor provided that: (1) The Lessee or the holder of the Approved Encumbrance shall promptly deliver to the Lessor in the manner herein provided for the giving of notice to the Lessor, a true copy of the Approved Encumbrance and of any assignment thereof, and shall notify the Lessor of the Address to which notices may be sent; (2) An Approved Encumbrance shall be utilized for the development and improvement of the Leased Premises in such amount as the Lessee determines to be appropriate and the Secretary may approve, or to secure such other obligations as the Community and the Secretary may approve; (3) No Approved Encumbrance shall extend to or affect the reversionary interest and estate of Lessor in and to the Leased Premises, or in any way attach to or affect the Leased premises from and after any expiration or termination of this Lease; (4) An Approved Encumbrance shall provide that any notice of default thereunder shall be delivered to Lessor, as well as to Lessee, and that Lessor shall have the right to cure such default if the Lessee fails to do so. Lessor shall have the same time period as is available to the Lessee within which to cure a default, which time period will not commence until the expiration of the time period available to Lessee. Neither Lessor’s right to cure a default nor Lessor’s exercise of such right shall be deemed to be an assumption by Lessor of liability under the Approved Encumbrance; and 16

(5) From and after receiving notice of the existence of an Approved Encumbrance, Lessor and Lessee shall not mutually agree to cancel, surrender, modify or amend this Lease in any respect without the prior written consent of the Approved Encumbrancer. B. With respect to any Approved Encumbrance made in accordance with the provisions of this Article 19, and until the time, if any, that said mortgage shall be satisfied of record or said Approved Encumbrancer shall give to Lessor written notice that said mortgage has been satisfied, the following provisions shall apply: (1) For the purposes of this Article 19, and throughout this Lease, the term “Approved Encumbrance” shall mean a mortgage on Lessee’s interest in this Lease, which shall be deemed to include a deed of trust and such other types of security instruments as are commonly given to secure loans or advances on, the unpaid purchase price of leasehold estates and the construction and permanent financing and refinancing of improvements under the laws of the State of Arizona and the note or other credit instrument secured thereby. (2) For the purposes of this Article 19, and throughout this Lease, the term “Approved Encumbrancer” shall mean the holder of record of any Approved Encumbrance including the trustee and beneficiary under a deed of trust, and the parties secured by any other security instrument. (3) If Lessor shall give any notice, demand, election or other communication (collectively, “Messages”) to Lessee hereunder, Lessor shall at the same time give a copy of each such Message to each Approved Encumbrancer at the address theretofore designated by each Approved Encumbrancer. Copies of Messages shall be sent by registered or certified mail, and shall be deemed given upon the earlier of actual receipt or seventy-two (72) hours after the date such copy is deposited in a United States Post Office with postage charges prepaid. No Message given by Lessor to Lessee shall be effective unless and until a copy of said Message shall be given to each Approved Encumbrancer pursuant to this Article 19. In the case of an assignment of the mortgage or change in address of the Approved Encumbrancer, the assignee or Approved Encumbrancer, by written notice to Lessor, may change the address to which copies of Messages are to be sent. Lessor shall not be bound to recognize any assignment of the mortgage unless and until Lessor shall be given written notice of such assignment and the name and address of the assignee, and thereafter such assignee shall be deemed to be an “Approved Encumbrancer” under this Lease. 17

(4) Each Approved Encumbrancer, after receiving notice in accordance with subsection (3) of this Article 19B will have forty-five (45) days more than is given the Lessee after notice to it, to remedy any default or to cause the same to be remedied. (5) In case the Lessee shall default under any of the provisions of this Lease, each Approved Encumbrancer shall have the right to make good such default whether the same consists of the failure to pay rent or the failure to perform any other matter or thing which the Lessee is hereby required to do or perform, and the Lessor shall accept such performance on the part of the Approved Encumbrancer as though the same had been done or performed by the Lessee. (6) Lessee may delegate irrevocably to an Approved Encumbrancer the authority to exercise any or all of Lessee’s rights hereunder, but no such delegation shall be binding upon Lessor unless and until either Lessee or the Approved Encumbrancer shall give to Lessor a true copy of a written instrument effecting such delegation. Such delegation of authority may be effected by the terms of the Approved Encumbrance itself, in which case the service upon Lessor of an executed counterpart or certified copy of the Approved Encumbrance, together with a written notice specifying the provisions therein which delegate such authority to the Approved Encumbrancer, shall be sufficient to give Lessor notice of such delegation. (7) Any Approved Encumbrancer may, at the time of any damage or destruction, by fire or otherwise, to the Leased Premises or any machines, fixtures or equipment therein, or improvements thereon, at its sole cost and expense, repair the same or construct new improvements, as the case may be, and in such event, if the Approved Encumbrancer repairs or constructs, it shall be subrogated to the rights of Lessor and Lessee to all insurance proceeds payable as a result of such damage or destruction, and shall be entitled, if Lessee is not then in default hereunder, to have (and Lessee hereby authorizes Lessor to do so) all insurance proceeds paid out by Lessor in the same manner and in every respect as if the Approved Encumbrancer were the Lessee hereunder. (8) In the case of any default hereunder to the Lessee, other than in the payment of money, the Lessor will take no action to effect a termination of this Lease by reason of any such default without first giving to the Approved Encumbrancer a reasonable time within which either (i) to obtain possession of the Leased Premises (including possession by a receiver) and cure such default in the case of a default which is susceptible of being cured when the Approved Encumbrancer has obtained possession, or (ii) to institute foreclosure proceedings and complete such foreclosure, or otherwise acquire the Lessee’s interest under this Lease with diligence and continuity in the case of a default which is not susceptible of being cured by the Approved Encumbrancer; provided, however, that 18 the Approved Encumbrancer shall not be required to continue such possession or continue such foreclosure proceedings if the default which would have been the reason for termination shall be cured. (9) Any Approved Encumbrancer may become the legal owner and holder of Lessee’s interest in this Lease by foreclosure of its Approved Encumbrance or as a result of the assignment of this Lease in lieu of foreclosure. No Approved Encumbrancer, however, shall become liable under the provisions of this Lease, unless and until such time as it becomes, and then only for as long as it remains, the owner of the Lessee’s interest in the leasehold estate. If an Approved Encumbrancer shall acquire Lessee’s interest in this Lease as a result of a sale under such Approved Encumbrance pursuant to a judgment of foreclosure and sale, or through any transfer in lieu of foreclosure, or through settlement of or arising out of any pending or contemplated foreclosure action, such Approved Encumbrancer shall have the privilege of transferring its interest in this Lease to a nominee or assignee without the prior consent of Lessor, provided, however, that there shall be delivered to Lessor in due form for recording, within ten (10) days after the date of such transfer, (a) a duplicate of the instrument of assignment and (b) an instrument of assumption by the assignee of all of the Lessee’s obligations under the Lease, and said Approved Encumbrancer shall be relieved of any further liability under this Lease from and after such transfer. Any purchaser at a foreclosure sale, other than an Approved Encumbrancer, must assume this Lease and it shall have no right with respect to the Leased Premises unless it so assumes and delivers a duplicate of the assumption agreement (to be executed in due form for recording) with ten (10) days after such purchaser acquires title to the Lessee’s interest in this Lease. (10) In the event of the termination of this Lease or of any succeeding lease made pursuant to the provisions of this Article 19B(10) prior to its stated expiration date, the Lessor will enter into a new lease of the Leased Premises with the Approved Encumbrancer or, if there be more than one Approved Encumbrance, then with the Approved Encumbrancer entitled under Subparagraph (a) of this Article 19B(10) or, at the request of such Approved Encumbrancer, to its designee or nominee, for the remainder of the Lease Term, effective as of the date of such termination, at the Rent and upon all the covenants, conditions, agreements, terms, provisions and limitations contained in this Lease, provided that: (a) Such Approved Encumbrancer makes written request upon the Lessor for such new lease within forty (40) days after the date of such termination, and such written request is accompanied by payment to the Lessor of all amounts then due hereunder; 19

(b) Such Approved Encumbrancer pays, or causes to be paid, to the Lessor, at the time of the execution and delivery of said new lease, any and all sums which would at the time of the execution and delivery thereof be due under this Lease but for such termination, and pays or causes to be paid to Lessor any and all expenses, including reasonable attorneys’ fees, court costs and disbursements incurred by the Lessor in connection with any such default and termination, as well as in connection with the execution and delivery of such new lease, less the net income collected by the Lessor subsequent to the date of termination of this lease and prior to the execution and delivery of the new lease, any excess of such net income over the aforesaid sums and expenses to be applied in payment of the rent thereafter becoming due under said new lease; and (c) If more than one such Approved Encumbrancer makes written request upon the Lessor in accordance with the provisions of Subparagraph (a) of this Article 19B, the new lease shall be delivered pursuant to the request of the Approved Encumbrancer whose Approved Encumbrance is prior in lien, and the written request of any Approved Encumbrancer whose Approved Encumbrance is subordinate in lien shall be void and of no force or effect; such new lease executed and delivered in accordance with the provisions of this Article 19B shall provide that, with respect to each and every Sublease which immediately prior to the termination of the term of this Lease was superior to the lien of the Approved Encumbrance held by the Approved Encumbrancer who obtains such new lease, by entering into such new lease, the Lessee thereunder shall be deemed to have recognized the sublessee under the Sublease pursuant to the terms of the Sublease as though the Sublease had never terminated but had continued in full force and effect after the termination of the term of this Lease, and to have assumed all of the obligations of the Lessor under the Sublease accruing from and after the termination of the term of this Lease, except that the obligation of the Lessee under such new lease on any covenant of quiet enjoyment, expressed or implied, contained in the Sublease, shall be limited to the acts of such Lessee and those claiming by, under or through such Lessee. (d) Each sublessee of the Leased Premises whose Sublease was in force and effect immediately prior to termination of this Lease, and which did not expire of its own terms prior to the delivery of said new lease, shall attorn to the Lessee under said new lease; furthermore, each Sublessee who hereafter subleases a portion of the Leased Premises shall be deemed to have agreed to the provisions of this subsection. (11) Any new lease made in accordance with the provisions of Article 19B(10) and the leasehold estate thereby created, shall, subject to the same conditions contained in this Lease, continue to maintain the same priority as this Lease with regard to any mortgage on the 20

Leased Premises or any part thereof or any other lien, charge or encumbrance thereon, whether or not the same shall then be in existence. (12) Upon the execution and delivery of a new lease in accordance with the provisions of Article 19B(10), all Subleases which theretofore may have been assigned and transferred to the Lessor shall thereupon be assigned and transferred without recourse by the Lessor to the Approved Encumbrancer, as the new Lessee. (13) Any Approved Encumbrancer may freely assign all of its right, title and interest in and to the new lease without obtaining Lessor’s prior consent and in no event shall an Approved Encumbrancer be under any obligation or liability whatsoever except as herein expressly provided beyond the period of its occupancy of the Leased Premises (or portion thereof) under the new lease. (14) If under the provisions of Article 19B(9) or if under any new lease made in accordance with the provisions of Article 19B(10) an institutional investor shall be the Lessee as a trustee, each and every obligation of such trustee shall be binding upon it solely in its fiduciary capacity and shall have no force and effect against such institutional investor in its individual capacity. (15) Lessor shall, upon request of an Approved Encumbrancer, execute, acknowledge and deliver to each Approved Encumbrancer, an agreement prepared at the sole cost and expense of Lessee, in a form satisfactory to such Approved Encumbrancer, between Lessor, Lessee and Approved Encumbrancer, agreeing to all of the provisions of Articles 19A and 19B. (16) Lessor agrees that the name of any Approved Encumbrancer may be added as a named insured or to the “loss payable endorsement” of any and all insurance policies required to be carried by Lessee hereunder on the condition that the insurance proceeds are to be applied in the manner specified in the Approved Encumbrance. The proceeds of any insurance policies arising from a condemnation are to be held by any Approved Encumbrancer and distributed pursuant to the provisions of this Lease, but the Approved Encumbrancer may reserve its right to apply to the mortgage debt all, or any part, of Lessee’s share of such proceeds pursuant to such mortgage. (17) As to any Approved Encumbrance, Lessor consents to a provision therein for an assignment of rents due to Lessee from Sublessees to the holder thereof, effective upon any default under the Approved Encumbrance, and to a provision therein that the holder thereof in any action to foreclose the same shall be entitled to the appointment of a receiver. 21

(18) Simultaneously with the making of a new lease as is contemplated by Article 19B(10), the party obtaining the new lease and all other parties junior in priority in interest in the Leased Premises shall execute, acknowledge and deliver such new instruments, including new mortgages and new Subleases, as the case may be, and shall make such payments and adjustments among themselves, as shall be necessary and proper for the purpose of restoring each of such parties to, as nearly as reasonable possible, the respective interests and status with respect to the property which was possessed by it prior to the termination of this Lease as aforesaid. (19) Nothing herein contained shall be deemed to impose any obligation on the part of Lessor to deliver physical possession of the Leased Premises to any Approved Encumbrancer, or to its nominee. Lessor agrees, however, that Lessor will, at the sole cost and expense of such Approved Encumbrancer, or its nominee, cooperate in the prosecution of summary proceedings to evict the then defaulting Lessee. (20) Lessor agrees that if any Approved Encumbrancer to whom Lessee proposed to make an Approved Encumbrance on Lessee’s leasehold estate hereby created shall require as a condition to making any loan secured by such mortgage that Lessor agree to reasonable modifications of this Lease, then Lessor will enter into an agreement with Lessee, in recordable form, making the reasonable modifications that are requested by such lender, provided that such changes are reasonable, and do not unreasonably expand or enlarge Lessor’s obligations under this Lease, and do not change or modify the basic purpose of this Lease, the Lease Term, the rental, or any other substantive rights of the parties. 20. Liens, Taxes, Assessments, Utility Charges. Lessee shall not permit to be enforced against the Leased Premises, or any part thereof, any liens arising from any work performed, materials furnished, or obligations incurred by Lessee, and Lessee shall discharge or post a bond against all such liens before an action is brought to enforce the same. Lessee shall pay, when and as the same become due and payable, all taxes, assessments, licenses, fees and other like charges levied during the Lease Term upon or against the Leased Premises, all interests therein and property thereon, for which either the Lessee or Lessor may become liable. Upon written request, the Lessee shall furnish to the Secretary written evidence, duly certified, that any and all taxes required to be paid by Lessee have been paid, satisfied or otherwise discharged. Lessee shall have the right to contest any claim, tax or assessment against the Leased Premises or any interests therein and property thereon by posting bonds to prevent enforcement of any lien resulting therefrom. Lessee agrees to protect and hold harmless the Lessor, the Secretary and the Leased Premises and all interests therein and improvements 22 thereon from any and all claims, taxes, assessments and like charges and from any lien therefor or sale or other proceedings to enforce payment thereof, and all costs in connection therewith. Lessor shall promptly execute and deliver for filing any appropriate documents with reference to the real estate tax exemption of the Leased Premises when so requested by Lessee. In addition to the Rent, taxes and other charges herein described, Lessee shall pay all charges for water, sewerage, gas, electricity, telephone and other utility services supplied to the Leased Premises as the same shall become due. 21. Lessor’s Paying Claims. Lessor shall have the right to pay any lien or charge payable by Lessee under this Lease, or settle any action therefor, if the Lessee, after written notice from the Lessor or the Secretary, fails to pay or to post bonds against enforcement. All costs and other expenses incurred by Lessor in so doing shall be paid to Lessor by Lessee upon demand, with interest from date of payment until repaid at the rate of interest two (2) percentage points greater than the Prime Rate. Failure to make such repayment on demand shall constitute a breach of the covenants of this Lease. 22. Claim or Assessment of State Taxes. A. Lessee will forthwith notify the Community of any claim of right by the State of Arizona or any of its political subdivisions or municipalities to or assessment of taxes and will forthwith send to the Community copies of all notices or other documents received by it in connection with any such claim or assessment of taxes. B. Lessee will make no payment of such taxes without approval of the Community and the Lessors unless such payment is made under protest that there is no right to assess or claim such taxes. C. Lessee will cooperate in any action undertaken by the Community or the Lessors in regard to any claim or assessment of such taxes and will further cooperate with the Community and the Lessor in any litigation resulting from a payment under protest as set out in Subparagraph B hereof. Such cooperation, however, shall not require or subject Lessee to any additional cost or expense except those provided for under the Lease, and any such litigation shall be undertaken by and the expenses thereof shall be borne exclusively by the Community and the Lessor. In addition, Lessee shall not be obligated to be a party initiating such action or litigation brought by the Community or the Lessors without its written consent thereto. 23

D. Nothing contained herein shall require Lessee to take any action that (i) is inconsistent with its rights and obligations under the Lease; (ii) will subject it to any penalty, fine or lien imposed by any taking authority; or (iii) otherwise diminish or jeopardize its leasehold interest or its ability to develop the leasehold estate as provided for under the Lease. E. For purposes of this Article 22, “taxes” shall mean any ad valorem taxes, including leasehold or government property lease excise taxes sought to be assessed by or collected by the State of Arizona or any of its political subdivisions or municipalities having or claiming to have authority by virtue of the Arizona State Constitution or laws, against the property interest in the leasehold subject of the Lease or any other property or possessory interest connected with that leasehold. 23. Eminent Domain. A. Definition of Terms; Lessee’s Option. The term “Total Taking”, as used in this Article 23A, means the taking by a Governmental Authority of the entire Leased Premises in fee under the power of eminent domain or a voluntary transfer in lieu thereof. The term “Partial Taking”, means any other taking by a Governmental Authority in fee under the power of eminent domain (or a voluntary transfer in lieu thereof), except that if one quarter or more by area, but not all of the Leased Premises is so taken, then Lessee shall have the option, exercisable within sixty (60) days after the date of such taking, by notice in writing to Lessor and the Secretary, and with the consent of all Approved Encumbrancers, to have such Partial Taking deemed to be a “Total Taking”. B. Total Taking. In case of a Total Taking, the Leasehold estate of Lessee and its liability for payment of Rental of every kind whatsoever shall cease and terminate as of the date possession of the Leased Premises shall be so taken. C. Partial Taking. In case of a Partial Taking, this Lease shall terminate as to the portion of the Leased Premises so taken as of the date on which possession of said portion is taken, but this Lease shall continue in full force and effect as to the remainder of the Leased Premises. Thereafter, each ensuing installment of Rent shall be abated in the ratio that the value of the Leased Premises taken as unimproved real property being put to its highest and best use bears to the total value of the Leased Premises as unimproved real property being put to its highest and best use prior to such taking. D. Refund of Advance Rentals. There shall be no refund of Basic Rent paid in advance because of either a Total or Partial Taking of the Leased Premises. However, in the event of an overpayment of Rent due to a Partial Taking (determined with reference to the abatement of Rent in 24

Article 23C above), any such overpayment shall be credited toward future payments of Rents as the same become due. E. Allocation of Awards. In the event of either a Partial or Total Taking of the Leased Premises. Lessor shall be entitled to that portion of the entire award (subject to the rights of any Approved Encumbrancer) made with respect to the then discounted present value of Rent (provided that discounted present value of Rent will be determined to be zero after payment of the Prepaid Rent Amount is made to Lessor) payable under this Lease for the remainder of the Lease Term, and the then discounted present value of the residual value of the Leased Premises to Lessor upon the termination of this Lease. Lessee, or any Approved Encumbrancer, as their interests may appear, shall be entitled to that portion of the entire award made with respect to the taking of the improvements erected on the Leased Premises by Lessee and with respect to Lessee’s leasehold interest in the Leased Premises (which interest shall be the total value of the Leased Premises minus Lessor’s interest in the Leased Premises as set forth above). All compensation and damages awarded for the taking of the Leased Premises or the improvements or any portion thereof shall, except as otherwise herein provided, and except as to such compensation as may be deemed “relocation benefits”, belong to and be the sole property of Lessor. F. Taking for a Term. In case the Leased Premises or any portion thereof are taken for a term of years, then Lessee shall remain bound by all of the terms and provisions of this Lease and shall be entitled to the entire award made in connection with such taking; except such part, if any, as is allocable to a period beyond the Lease Term. G. Voluntary Conveyance. A voluntary conveyance by Lessor to a Governmental Authority under a threat of a taking under the power of eminent domain, in lieu of formal proceedings, with the written consent of the Lessee and any holder of an Approved Encumbrance, shall be deemed to be a taking within the meaning of this Article 23. 24. Rezoning. It is understood, by and between the parties hereto, that if after the beginning of the Lease Term, the zoning of the Leased Premises or any part thereof is changed and such rezoning in the reasonable judgment of Lessor, Lessee and the Community has a material and adverse effect on the present or future operation of all or part of the Leased Premises for the uses permitted in Article 4 hereof, then that part of the Leased Premises so affected may be withdrawn from this Lease and the Rent applicable to such withdrawn land shall thereafter be abated in full and shall no longer be an obligation of the Lessee. The 25

Lessee shall give effect to the election provided for in this Article 24 by a written notice to the Lessor, the Community and the Secretary (“Notice of Election”). In the event the Lessor disputes Lessee’s election to withdraw such land from this. Lease, such dispute shall be settled by binding arbitration in accordance with the provisions of Article 39. The demand for binding arbitration must be made within forty-five (45) days after receipt by the Lessor and the Community of Lessee’s Notice of Election. The failure to demand arbitration within such forty-five (45) day period shall be deemed to be an acceptance of Lessee’s election to withdraw such land from this Lease and a waiver of any right to dispute such withdrawal. The effective date of the withdrawal of such land, abatement of Rent and the release of Lessee’s obligation therefor shall be forty-five (45) days after the receipt of notice by the parties who are to receive notice. Such notice shall be effective only if delivered in accordance with the terms of this Article. If, however, Lessor requests arbitration, the effective date of the withdrawal of such land, the abatement of Rent and the release of Lessee’s obligation therefor shall be twenty-five (25) days following the final adjudication under the Arbitration proceedings. 25. Default. Time is of the essence of this Lease. Should Lessee default in any payment of monies or fail to post any bond as required by the terms of this Lease, and if such default shall continue uncured for the period of twelve (12) days after certified mailing of written notice thereof by the Secretary to Lessee, or should Lessee breach any other covenant of this Lease, and if the breach of such other covenant shall continue uncured for a period of sixty (60) days (or if such breach of such other covenant cannot reasonably be cured within sixty (60) days, Lessee shall have a reasonable time to cure such breach provided that Lessee proceeds in good faith and with due diligence) after written notice thereof by the Secretary to Lessee, then the Lessor and the Secretary may (provided that such default is not then the subject of arbitration in accordance with the provisions of Article 39, below) either: A. Proceed by suit or otherwise to enforce collection or to enforce any other provision of this Lease; or B. Re-enter the Leased Premises and subject to the provisions of Article 16 hereof remove all persons and property therefrom, excluding the person and property belonging to sublessees, and (1) Re-let the Leased Premises in a commercially reasonable manner, without terminating this Lease, as the agent and for the account of Lessee, but without prejudice to the right to terminate this Lease thereafter, and without invalidating any right of Lessor and the Secretary or 26 any obligation of Lessee hereunder. The terms and conditions of such re-letting shall be at the discretion of Lessor and the Secretary, who shall have the right to alter and repair the Leased Premises as they deem advisable, and to re-let with or without any equipment or fixtures situated thereon. If a sufficient sum is not thus realized to liquidate the total amount due, including reasonable attorney’s fees and real estate commissions actually paid, Lessee shall pay to Lessor monthly, when due, any deficiency, and Lessor or the Secretary may sue thereafter as each monthly deficiency shall arise; or (2) Subject to the provisions of Subparagraphs 19A(4) and (5) and 19B(3),(4),(5) and (8) above, terminate this Lease at any time even though Lessor and the Secretary may have exercised the rights outlined in Subparagraph 25B(1) above. Any action taken or suffered by Lessee as a debtor under any insolvency or bankruptcy act shall constitute a breach of this Lease. In such event, the Lessor and the Secretary shall have the options set forth in Articles 25A and B above. No waiver of a breach of any of the covenants of this Lease shall be construed to be a waiver of any succeeding breach of the same or any other covenant. Lessor shall make commercially reasonable efforts to re-let and shall maintain the Leased Premises. 26. Attorney’s Fees. If an action be brought by Lessor in unlawful detainer, for Rent or any other sums of money due under this Lease, or if either party shall bring an action to enforce performance of any of the covenants and conditions of this Lease whether in court or pursuant to the Arbitration provisions set forth in Article 39 below, the losing party shall pay such reasonable attorney’s fees of the prevailing party, as may be determined and fixed by the Court (or Arbitration panel) as a part of the costs in any such action. 27. Holding Over. Holding over by the Lessee after the termination or expiration of this Lease shall not constitute a renewal or extension of this Lease or give the Lessee any rights hereunder in or to the Leased Premises. Lessee agrees to remove all Removable Personal Property prior to the termination or expiration of this Lease; provided, however, that if this Lease is terminated prior to the expiration date, Lessee shall have thirty (30) days after the termination date to remove all its Removable Personal Property. Should the Lessee fail to remove any Removable Personal Property within the specified time, Lessor shall have the right to remove it and dispose of it or have it stored, all at Lessee’s expense. 27

28. No Partnership. Lessee and Lessor are not in partnership. 29. Termination of Federal Trust. Nothing contained in this Lease shall operate to delay or prevent a termination of Federal trust responsibilities with respect to the Leased Premises by the issuance of a fee patent or otherwise during the Lease Term; however, such termination shall not serve to abrogate this Lease. Lessor, Lessee and its surety or sureties and Approved Encumbrancers shall be notified of any such change in the status of the Leased Premises. 30. Lessee’s Obligations to the United States. While the Leased Premises are held in trust by the United States or subject to a restriction against alienation imposed by the United States, all of the Lessee’s obligations under this Lease, and the obligations of Lessee’s sureties, are to the United States as well as to the Lessor. 31. Payments and Notices. All notices, payments and demands shall be sent to the parties hereto at the address herein recited or to such addresses as the parties may hereafter designate in writing: For SRPMIC: Lessor – Business Lease B-704 c/o Director, Community Development Department Salt River Pima-Maricopa Indian Community 10005 East Osborn Road Scottsdale, AZ 85256 with a copy to: Office of the General Counsel Salt River Pima-Maricopa Indian Community 10005 East Osborn Road Scottsdale, AZ 85256 For Lessee: c/o The Alter Group, Ltd. Attention: Mr. Randolph Thomas 3201 Old Glenview Road, Suite 302 Wilmette, IL 60091 Fax No.: (847) 676-4309 With copies to: Lawrence M. Freedman Ash, Anos, Freedman & Logan, L.L.C. 77 West Washington Street, Suite 1211 Chicago, IL 60602 Fax No.: (312) 346-1390 28

The Alter Group Attn: Kent Moe 7500 North Dobson Road, Suite #151 Scottsdale, AZ 85256 Fax No.: (480) 302-6606 Samuel F. Gould Alter Asset Management, L.L.C. 1980 Springer Drive, Lombard, IL 60148 Fax No.: (630) 620-3606 Procopio Cory, Hargreaves & Savitch LLP Attn: Kerry Patterson 8355 Hartford Drive, Suite 202 Scottsdale, AZ 85255 Fax No.: (619)788-5505 For Community: Director, Community Development Department Salt River Pima-Maricopa Indian Community 10005 East Osborn Road Scottsdale, AZ 85256 Payments through the Community: Salt River Pima-Maricopa Indian Community Finance Department 10005 East Osborn Road Scottsdale, AZ 85256 For Secretary: Superintendent, Salt River Agency Bureau of Indian Affairs 10000 East McDowell Road Scottsdale, AZ 85256 Notice, demands and payments shall be delivered in person or sent by certified or registered mail, return receipt requested. Service of any notice or demand shall be deemed completed seventy-two (72) hours after deposit in the mail or on the date actually received, whichever occurs first. 32. Inspection. The Secretary, the Community and the Lessor, and their authorized representatives shall have the right, at any reasonable times during the Lease Term, upon reasonable advance notice, which, depending upon the necessity or emergency determined by the Secretary, Community or Lessor, may be reduced to very short or no notice, to enter upon the Leased Premises, or any part thereof, to inspect the same and all buildings and other improvements erected and placed thereon. 29

33. Delivery of Leased Premises. At the termination or expiration of this Lease, Lessee will peaceably and without legal process deliver up the possession of the Leased Premises, in good condition, usual wear and tear excepted. 34. Lease Binding. This Lease and the covenants, conditions and restrictions hereof shall extend to and be binding upon the successors, heirs, assigns, executors and administrators of the parties hereto. 35. Interest of Member of Congress. No member of, or delegate to Congress, or Resident Commissioner, shall be admitted to any share or part of this Lease or to any benefit that may arise herefrom, but this provision shall not be construed to extend to this Lease if made with a corporation or company for its general benefit. 36. Tax Immunity. Nothing contained in this Lease shall be deemed to constitute a waiver of applicable laws providing tax immunity to trust or restricted Indian property or any interest therein or income therefrom. 37. Force Majeure. Whenever under this Lease a time is stated within which or by which original construction, repairs or reconstruction of improvements shall be completed, and if during such period a general or sympathetic strike or lockout, war or rebellion, or some other event occurs or fails to occur beyond, Lessee’s or Lessor’s power to control, or if Lessee is unable, despite the exercise of reasonable and diligent efforts, to obtain any Required Consent, the period of delay so caused shall be added to the period allowed herein for the completion of such work. 38. Laws and Ordinances of the Community. The Lessee, Lessee’s employees, agents and Sublessees and their employees and agents agree to abide by all laws, regulations and ordinances of the Community now in force and effect, or those that may be hereafter in force and effect. 39. Arbitration. Any controversy which shall arise between the Lessor, the Community and Lessee regarding the rights, duties or liabilities hereunder of Lessor, the Community and/or Lessee, except such in which there 30 is a claim that a lien (excluding Approved Encumbrances) exists or ought to exist on Lessor’s interest in real property within the Community and except such controversies involving claims for money damages in a sum of less than Forty Thousand and No/100 Dollars ($40,000.00), shall be settled by binding arbitration pursuant to the authority of the Act of November 22, 1983, (7 Stat. 1016). Both Lessor and Lessee may bring actions in Tribal Court for matters involving claims for money damages that are not, pursuant to this Article 39, subject to binding arbitration. Such binding arbitration shall be conducted, upon the request of either the Lessor, the Lessee or the Community before three (3) arbitrators (unless the Lessor, the Lessee and/or the Community agree to one (1) arbitrator) designated by the American Arbitration Association and in accordance with the rules of such Association (except as such rules may contemplate state court jurisdiction) and as provided for under the Act of November 22, 1983 (97 Stat. 1016). The conduct of any arbitration shall be solely within the jurisdiction of the United States District Court. The arbitrators designated to act under this Lease shall make their award in strict conformity with such rules and shall have no power to depart from or change any of the provisions thereof except as provided herein. The Community, as Lease Administrator, agrees to administer this Lease in accordance with any order, decree or judgment issued as a result of any arbitration or judicial proceeding permissible under Article 39 of this Lease. 40. Employment Preference. A. It is recognized that one of the basic factors involved in this Lease is the fact that substantial and persistent unemployment and underemployment exist within the Community and the project of Lessee hereunder is reasonably calculated to provide more than a temporary alleviation of such unemployment and underemployment. B. Qualified members of the Community or members of any other federally recognized Indian tribe shall receive preference in hiring and in all other aspects of employment with Lessee in connection with the construction and operation of the improvements to be developed on the Leased Premises in accordance with terms of this Lease. C. Lessee shall notify the Director of the Human Resources Department of the Community of all job openings and the required qualifications for such job openings. D. Lessee shall not employ any person who is not a member of the Community or member of any other federally recognized Indian tribe without giving the Director of the Human Resources Department of the Community three (3) days’ notice so that a qualified member of the 31

Community or a member of any other federally recognized Indian tribe may be referred for employment. E. Qualified members of the Community or members of any other federally recognized Indian tribe shall have preference in promotions and such openings shall be announced at least three (3) days prior to filling them. Notice, together with the required qualifications for such open position, shall be given to the Director of the Human Resources Department of the Community at least three (3) days prior to the filling of any such vacancy if Lessee intends to fill said vacancy with a non- member of the Community. F. Lessee shall report the following employment information to the Director of the Human Resources Department of the Community on January 1 and July 1 of each year designating members and non-members of the Community in separate categories. (1) The number of each pay grade; (2) All lay-offs and re-calls; (3) All promotions/demotions, job reclassifications and terminations; and (4) The number receiving merit increases and the number denied merit increases. G. The Community shall notify Lessee, in writing, of business enterprises owned by members of the Community which are qualified to provide services of any kind with respect to the construction and operation of the premises including without limitation the buildings, grounds or equipment. It shall thereafter be the policy of Lessee in connection with the improvements to be developed on the Leased Premises that prior to contracting with any business enterprise which is not owned by (a) Member(s) of the Community for services with respect to the construction and operation of the premises including without limitation the buildings, grounds or equipment, Lessee shall give to the Community Manager the same notice of contracting opportunity and required qualifications as is given by Lessee in the ordinary course of business. H. Lessee may vary from the provisions of Articles 40C and 40D above in the event of an emergency situation or when it is not reasonable or practical to give the notice referred to above. 32

I. In the event it is determined by the Director of the Human Resources Department that Lessee has committed a violation of a provision of this Article 40, such a violation shall not be considered a breach or default of this Lease unless it has been determined in a procedure under Article 39 hereof that the violation is part of a pattern or practice of such violations; rather, in such event, a fine, in an amount not to exceed Two Hundred Fitly and No/100 Dollars ($250.00) per occurrence, may be imposed upon Lessee, which fine shall be paid to the Community to support job training. J. Lessee agrees to specify and purchase and require its contractors, subcontractors and material suppliers to specify and purchase from Salt River Sand & Rock Company, Phoenix Cement Company, or other business enterprises owned by or which are divisions of the Community (“Community Suppliers”) as designated in writing by the Community (a) sand and gravel; (b) cement; (c) asphaltic paving materials; (d) fly ash; (e) concrete; and (f) landfill services and such other goods and services which can be supplied by the Community (the “product”) in connection with the improvements to be developed on the Leased Premises to the extent that the quantity, quality, specifications, cost and availability of the product available from Community Suppliers are equivalent to or better than those which are required by Lessee and if available from other suppliers as available from such suppliers. The contracts under which the product or services are purchased from the Community Suppliers shall provide equivalent or better terms and conditions, including but not limited to bonds, penalties, and enforceability, as would be available in a contract for the purchase of equivalent product or services from other suppliers. In the event a Community Supplier fails to materially comply with the terms and conditions of a contract for the sale of a product or services entered into pursuant to this Article 40K and is so notified in writing by Lessee, its contractor or subcontractor specifying the lack of compliance, the Lessee’s, contractor’s or subcontractor’s obligation to purchase that product or service from that Community Supplier under that contract shall cease. Any dispute arising under this Article 40J shall be subject to binding arbitration under the provisions of Article 39. No single violation of this Article 40K shall be considered a breach or default of this Lease but shall be subject to a fine on a finding of liability by an arbitrator under the provisions of Article 39 hereof in an amount equal to ten percent (10%) of the contract price but in no event more than Fifty Thousand and No/100 Dollars ($50,000.00) per contract, to be paid by Lessee to the Community to support job training. K. It is the purpose and intent of the Provisions of this Article 40 that if there are two (2) or more persons qualified for a job opening, and one of such persons is a member or, a spouse of a member of the Community or member of any other federally recognized Indian tribe, the qualified 33 person who is a member or a spouse of a member of the Community shall be selected. If no qualified member of the Community applies for the job opening, a person who is not a member of the Community may be selected for employment. It is not the intent and purpose of Articles 40A through H above to establish quotas. Further, Lessee shall not be required to discharge existing employees in order to create job openings, it being the purpose and intent that the provisions of Articles 40A through H above apply with respect to job openings and newly created positions. L. The provisions of this Article shall be applicable only to the Lessee and the operations of Sublessees at the Leased Premises. 41. Validity. This Lease, and any modifications of or amendments to this Lease, shall not be valid or binding upon either party hereto until approved by the Secretary. 42. Indemnification. Neither the Lessor, the Community, nor the United States, nor their officers, agents and employees shall be liable for any loss, damage or injury of any kind whatsoever to the person or property of the Lessee or Sublessees or any other person whomsoever, caused by any use of the Leased Premises, or by any defect in any structure erected thereon, or arising from an accident, fire or other casualty on the Leased Premises or from any other cause whatsoever, other than the negligent or willful misconduct of Lessor, the Community, the Secretary or the United States. Lessee hereby waives all claims against the Lessor, the Community and the United States arising from the condition of the Leased Premises and agrees to hold the Lessor, the Community and the United States free and harmless from liability for any loss, damage or injury arising from the use of the Leased Premises by Lessee, together with all costs and expenses in connection therewith, except if caused by the negligent or willful misconduct of Lessor, the Community, the Secretary or the United States. Lessor agrees to defend and hold Lessee harmless from the negligent or intentional acts of Lessor. 43. Fire and Damage Insurance. Lessee shall, from the date of the approval of this Lease and thereafter, carry fire insurance with extended coverage endorsements, to include vandalism, covering the full replacement cost of all improvements on the Leased Premises, and naming Lessor as an additional insured. Evidence reasonably acceptable to the Lessor and the Secretary of such coverage shall be furnished to the Lessor and the Secretary. 34

Lessee shall pay all premiums and other charges for such insurance and shall deposit with the Lessor and the Secretary the receipt for each premium or other charges as paid or satisfactory evidence thereof. In the event of damage to any improvements on the Leased Premises, subject to the provisions of any Approved Encumbrance or Sublease to the contrary, the Lessee shall reconstruct, or cause to be reconstructed the damaged improvements in compliance with applicable Legal Requirements, and in accordance with plans to be approved pursuant to Article 45 below. Such reconstruction shall commence and be completed within a reasonable time after the damage occurs and shall be pursued diligently. Insurance proceeds shall be deposited in escrow with an institution approved by the Secretary, subject, however, to the provisions of any Approved Encumbrance or Sublease to the contrary. The Lessee shall deposit in said escrow or otherwise provide adequate funds through the use of a letter of credit or loan commitments from reliable lending institutions to reconstruct the damaged improvements. Escrow instructions shall include provisions that all funds so deposited shall be used to reconstruct the damaged improvements, and shall be disbursed during the progress of construction on proper architect’s, engineer’s or contractor’s certificates. If Lessee has not defaulted under this Lease, all money remaining in escrow after reconstruction has been completed shall be paid to Lessee. If a default has taken place which remains uncured, said money shall remain in escrow as security for performance by Lessee until said default is corrected, at which time, such funds remaining in escrow shall be paid to Lessee. If Lessee does not correct the default within the time frames set forth in Article 25, such funds as are necessary to correct the default shall be paid to Lessor, and the balance shall be paid Lessee. 44. Accounting and Audits. Lessor or the Secretary shall be entitled at any time within three (3) years after the receipt of any payment to question the sufficiency of the amount thereof and/or the accuracy of the statements furnished by Lessee to substantiate the same, and shall have the right to examine and/or audit as hereinbefore described. Lessee shall, for such three (3) year period, keep safe and intact all of Lessee’s records, books; accounts and other data which in any way bear upon or are required to substantiate in detail any such report, and Lessee shall insert in all Subleases a similar provision requiring retention of records. 45. Plans and Designs. Attached hereto as Exhibit C-1 is a copy of a preliminary site plan for the complete development of the entire Leased Premises (which has already been approved pursuant to the Master Lease B-704). Lessor and the Lessee acknowledge that the preliminary site plan is tentative and a final site plan will be 35 submitted to the Community for their approval prior to any construction on the premises. Following approval by the Community of the final site plan and before any comprehensive plans for building improvements are submitted to the Community, Lessee shall submit to the Community for approval total site grading, drainage, utility, roadway and signage plans (“infrastructure plans”). The Community shall approve such infrastructure plans if the same conform generally to the final site plan and applicable Legal Requirements. Before beginning any construction whatsoever on the Leased Premises, the Lessee shall submit to the Community comprehensive plans for the improvements then proposed, which may be submitted in phases; the Community shall approve such plans if the same conform generally to the site plan and infrastructure plans. The Community does not, however, assume any responsibility whatsoever for the detailed design of any structure of structures, or for any violation of any applicable Legal Requirements. The Community shall either approve or state, in reasonable specificity, its reasons for disapproval of Lessee’s plans within thirty (30) days after receipt thereof from Lessee (which has already been approved pursuant to Master Lease B-704). No material change will be made in plans after original approval without the further approval of the Community, which approval shall not be unreasonably withheld or delayed. The Lessee shall be responsible for securing all necessary building permits. 46. Title Insurance. A. Title Insurance. Lessee agrees to obtain, at its expense, an ALTA extended coverage Lessee’s policy of title insurance, assuring the conveyance of a valid leasehold interest in the Leased Premises to Lessee, and insuring Lessee’s interest in the Leased Premises in a sum deemed necessary by Lessee. In the event that a title search reveals a defect in title, Lessor shall have sixty (60) days within which to remove such defect. If it is not so removed, Lessee may, in its sole discretion, terminate this Lease or the portion thereof affected by such defect, or may continue with this Lease as if no defect existed. If Lessee shall so request, Lessor shall arrange for the execution of one or more Requests for Title Status Reports and/or Requests for Recordation by an authorized representative of the Community or by the Superintendent. B. Certification of Signatures and Certification of Council Resolution. An authorized representative of the Community Development Department of the Community will certify as to the authenticity of the signatures of the landowners or those having power of attorney or legal right to execute this Lease. Master Lease B-704 was previously approved under Council Resolution SR-2234- 2003 as required by SRO-25-75, and so Certified by the Community. C. Reserved. D. Reserved. 36

47. Power of Attorney to Spokespersons. a. Designation of Spokespersons. In various portions of this Lease (including Article 8), the consent or approval of the Lessor is required. All or a substantial portion of the Leased Premises is owned by individual Allottees who have executed this Lease as Lessor. Since there are a large number of individual Allottees comprising the Lessor, it would be burdensome and inconvenient for each of the individual Allottees to be required to personally execute all of those documents or matters which require consent, approval or some other action on the part of the Allottees which comprise the Lessor. Accordingly, those individuals identified on Exhibit G attached hereto who have previously been designated to the position of Spokesperson for the individual Allottees which comprise the Lessor are hereby irrevocably granted a Durable Power of Attorney to represent and act on behalf of the individual Allottees which comprise the Lessor in regard to all consents, approvals and other actions required or permitted under this Lease. b. Appointment of Spokespersons. Each of the individual Allottees which comprise the Lessor, by executing this Lease, hereby makes, constitutes and irrevocably appoints each of the Spokespersons designated on Exhibit G hereto, but only for so long as he or she remains an allotted owner of a portion of Leased Premises, his true and lawful attorney, with full power of substitution, for him (her) and in his (her) name, place, and stead; and for his (her) use and benefit, to sign, execute, certify, deliver, acknowledge and record any consent, approval, Substitute Lease, Short Form of Lease, Lease Amendment, estoppel or any other instrument or document required, necessary, advisable or convenient under the terms of this Lease, in the same manner as each of the individual Allottees which comprise the Lessor could do if her (she) were personally present taking such action, all in the sole and absolute discretion of such Spokespersons. c. Acknowledgement. Each of the individual Allottees which comprise the Lessor acknowledges that the foregoing Irrevocable Durable Power of Attorney (1) is coupled with an interest, and is thereby irrevocable, (2) shall survive the death, dissolution, bankruptcy, incompetency, incapacity or other legal disability of any Allottee and shall extend to the legal representatives, heirs and assigns of each of them, and (3) is given in consideration of this Lease and of the execution by each individual Allottee which comprises the Lessor of this Lease. 37

d. Binding Action. The individual Allottees which comprise the Lessor agree to have Spokespersons duly appointed at all times and acknowledge and agree that the action of a majority of the Spokespersons shall be binding upon the Lessor. e. Removal by Majority Vote. A Spokesperson may be removed from that position only by a vote of a Majority of the Individual Allottees which comprise the Lessor. f. Replacement of Spokesperson. In the event of the death, disability, inability to act, removal or resignation of any Spokesperson, a Majority of the Individual Allottees which comprise the Lessor shall have thirty (30) days within which to appoint a substitute Spokesperson in accordance with the provisions of this Article 47. Such substitute Spokesperson shall be one of the individual Allottees which comprise the Lessor (or a successor, assign or devisee of such allottee) appointed in accordance with the provisions of this Article 47. In the event a Majority of the Individual Allottees which comprise the Lessor fails to appoint a substitute Spokesperson within such thirty (30) day period, then, the substitute Spokesperson shall be appointed by the remaining Spokespersons within ten (10) days after the expiration of said thirty (30) day period. In the event the Allottees or the remaining Spokespersons fail or refuse, for any reason, to have the Spokespersons appointed, or to appoint a substitute Spokesperson when required, either Lessor or Lessee may apply the provisions of Article 39 above to have the Spokesperson or Spokespersons appointed by arbitration. As used herein and elsewhere in this Business Lease, the term “Majority of the Individual Allottees” shall mean those Allottees representing the ownership of a majority (more than one-half (1/2)) of the gross acreage of the Leased Premises, regardless of the actual number of allottees involved. g. Consent to Lease Amendment to Lease by Lessor. This Lease may be amended in any manner by the Spokespersons (hereinafter a “Lease Amendment”). Any Lease Amendment that would increase or reduce the payment obligations to Lessor, increase or decrease the area of the Leased Premises, change the Lease Term or modify the dispute resolution procedures set forth in Article 39 shall be processed as follows: (1) Lessee shall provide written notice of the Lease Amendment to the individual Allottees at their last known address; (2) Lessee shall hold an informational meeting for the individual Allottees to allow them to ask questions and express their wishes to the Spokespersons, with notice of the meeting to be provided at least fifteen (15) days prior to the meeting; and 38

(3) After the meeting, Lessee shall provide at least thirty (30) days for approval or disapproval of the Lease Amendment by the Spokespersons. The Spokespersons are hereby authorized to consent to any Lease Amendment on behalf of the individual Allottees. The Spokespersons shall provide written notice of consent as soon as reasonably possible but in no event later than thirty (30) days after written notice of the Lease Amendment (or thirty (30) days after the meeting referenced in (g)(3) above if applicable). In the event the Spokespersons do not consent to the Lease Amendment, the Spokepersons shall notify Lessee of the disapproval and state with reasonable specificity the reasons for the disapproval. At its option, Lessee may amend the Lease Amendment to address the reasons for disapproval and submit it for consent by the Spokesperson. No Lease Amendment shall be valid unless approved by the Spokespersons pursuant to Article 47(d). h. Non-conflict. Neither Lessee nor any Sublessee or Approved Encumbrancer, nor any other Person acting on its or their behalf or in its or their interest, shall, directly or indirectly, employ, retain, or pay bonuses, gratuities or other compensation, however characterized, or make gifts or give perks to, any Spokesman, except only, with regard to the payment of money, if the money is paid to SRPMIC for distribution pro rata (consistent with allocations of Rent) among all Allotted Landowners which comprise Lessor, and, with regard to nonmonetary gifts or perks, the same gift or perk is made or given (or offered and available to) all Allotted Landowners which comprise Lessor and written notice of the making or giving of any such gift or perk is delivered to the Director, Community Development Department and Office of the General Counsel of SRPMIC at the addresses set forth in Article 31. Spokespersons shall not have the authority to amend this item h. 48. Covenants, Conditions and Restrictions. Covenants, conditions and restrictions, which shall be submitted to and approved by the Community, may thereafter be recorded by Lessee against the Leased Premises and shall be binding upon the interests of Lessee, Lessor, Sublessees and Approved Encumbrancers in the Leased Premises for the duration of the Lease Term. 49. Quiet Enjoyment. Lessor warrants to Lessee as follows: 39

A. That Lessor is the owner of equitable title to the Leased Premises, with fee title held in trust by the United States; B. Lessor has good right to lease the Leased Premises to Lessee for the Lease Term, subject to the approval of the Secretary; and C. That if Lessee punctually and in accordance with the terms hereof performs the obligations herein contained to be performed by Lessee, Lessee shall have and enjoy, during the Lease Term, the quiet and undisturbed use, possession and enjoyment of the Leased Premises, together with all appurtenances thereto. Lessor shall indemnify Lessee and hold it harmless from any and all claims, demands, costs and liabilities directly or indirectly resulting from or caused by any third party claiming any title to or right of possession of the Leased Premises or any right to receive any portion of the rental to be paid by Lessee hereunder. 50. Severability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent be invalid or unenforceable, (except those which would substantially alter Lessee’s monetary obligations hereunder or which would diminish Lessee’s obligations to develop the Leased Premises in accordance with this Lease), the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby. Each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. 51. Multiple Counterparts. This Lease may be executed in any number of counterparts, and when so executed, all such counterparts shall constitute a single instrument binding upon all parties hereto notwithstanding the fact that all parties are not a signatory to the original or to the same counterpart. The parties hereto agree that the signature pages from one or more counterparts may be removed from such counterparts and such signature pages may be attached to a single instrument so that the signature of all parties may be physically attached to a single counterpart of this Lease. 52. Companies Bonding and Insuring. To the extent applicable, all corporate surety bonds provided by Lessee in accordance with the provisions of this Lease shall be furnished by companies holding Certificates of Authority from the Secretary of the Treasury as acceptable sureties of federal bonds. Insurance policies shall be furnished and 40 maintained by such responsible companies as are rated A- or better in the then current edition of the Best’s Insurance Guide. 53. Compliance with Arizona Subdivision Requirements. In order to develop and sublease the Leased Premises in accordance with and in the manner provided for under this Lease, if it is determined by the Lessee that compliance is necessary, the Lessee may comply with the statutory requirements of A.R.S. § 32-2181 et seq., pertaining to the lease .of subdivided lands in Arizona. The Lessor, the Community and the Secretary shall execute, have acknowledged and deliver such documents and/or instruments as are reasonably requested by Lessee to facilitate the Lessee’s compliance with these statutory requirements; provided, however, that nothing contained herein nor any action taken under this Article 53 shall be a determination by the Lessor, Community or the Secretary of any claim by the State of Arizona that A.R.S. § 32-2181 et seq. are application to the Leased Premises. Lessee shall give written notice to the Community of its determination under this Article 53 prior to the time that it may comply with the statutory requirements, but the decision as to whether compliance is necessary shall be within the sole and absolute discretion of Lessee. 54. Estoppel Certificates. Lessor, Lessee, the Community and the Secretary shall, within thirty (30) days after receipt of a written request therefor from any of the parties hereto, or an Approved Encumbrancer or its surety, and at no cost and expense to the party requesting the same, execute, have acknowledged and deliver to the requesting party a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or, if there has been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which rentals hereunder have been paid; (iii) that neither party is in default under any term, covenant or provision of this Lease (or, if a party is in default specifying each such default); (iv) the address to which notices to a party shall be sent; and (v) such other statements requested in the request as may be true and correct. Lessor, Lessee, the Community and the Secretary acknowledge that any such statement so delivered may be relied upon by any third party dealing with the Lessor, the Lessee, the Community of the Secretary, this Lease or the Leased Premises. 55. Environmental Protection Requirements The Lessee shall strictly comply with all applicable Federal and Community Environmental Laws. The Lessee is responsible for any costs incurred in effecting such compliance with Environmental and related Laws regarding this Lease, and for securing all necessary permits for any activity approved 41 under the terms of this Lease. Environmental mitigation measures required by any governmental authority having regulatory jurisdiction over the Leased Premises shall be strictly adhered to by the Lessee. A. Definitions. (1) “CES” means the Community’s Department responsible for cultural and environmental resources. (2) “Environmental Laws” means any Community or applicable federal environmental statute, common law duty, regulation, policy, procedure, standard or ordinance now in effect or that may be promulgated in the future, as such statutes, regulations, standards and ordinances may be amended from time to time, that deal with the regulation or protection or pollution of the environment, including the ambient air, groundwater, surface water, and land use, including substrata land, and including but not limited to the following: Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. §9601, et seq.; the Resource Conservation and Recovery Act (“RCRA”) 42 U.S.C. §6901, et seq.; the Toxic Substances Control Act, 15 USC § 2601 et seq. seq.; the Clean Air Act, 42 USC § 7401 et seq.; the Clean Water Act, (33 U.S.C. §1362(6)); the Safe. Drinking Water Act, 42 USC § 3001 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 USC § 11001 et seq. the Hazardous Materials Transportation Act, 49 U.S.C. §1801 et seq.; and any amendments to the foregoing. B. Historic Preservation and Archeological Resources. The Lessee acknowledges the particular relevance and applicability of Federal and Community laws pertaining to the protection and preservation of historic and archeological resources on Indian lands, which are widespread throughout the Community. Such laws include, without limitation, the Historic Preservation Act of 1966, the Archeological Resources Protection Act of 1979, the Native American Graves Protection and Repatriation Act of 1991, and the Community’s Antiquities Ordinance of 1986, Code § 19-1 et seq. Lessee agrees to strict compliance with such laws for purposes of development and use of its Leased Premises and further agrees, during the term of this Lease to notify CES immediately upon the discovery or reasonable suspicion of the presence of archeological resources within the Leased Premises. 42

C. Hazardous Materials. (1) Definitions. (a) “Hazardous Materials Laws” means all laws, ordinances, rules, decrees, orders, standards, procedures, policies or regulations of any federal or Community governmental authority relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, including but not limited to, CERCLA, RCRA, the Hazardous Materials Transportation Act, 49 U.S.C. §1801 et seq. and any amendments to the foregoing. (b) “Hazardous Materials” means: (1) hazardous materials, hazardous wastes, and hazardous substances as those or similar terms are defined under any Environmental Laws; (2) petroleum and petroleum products, including crude oil and any fractions thereof; (3) natural gas, synthetic gas, and any mixture thereof; (4) asbestos and/or any material which contains any hydrated mineral silicate, including but not limited to chrysolite, amosite, crocidolite, tremolite, anthopylite and/or actinolite, whether friable or non-friable; (5) PCBs or PCB-containing materials or fluids; (6) radon; (7) explosives; (8) radioactive materials; (9) toxic substances; (10) poly- chlorinated biphenyls and similar materials; and any other substance or material with respect to which any federal, state, local or Community Environmental Laws or governmental agency requires environmental investigation, monitoring, regulation or remediation. (c) Any reference to a specific statute, common law duty, regulation, policy, procedure, standard or ordinance includes any amendment thereto or any successor statute, common law duty, regulation, policy , procedure, standard or ordinance. (2) Use. Lessee shall not allow any Hazardous Material to be used, generated, released, stored or disposed of on the Leased Premises, unless: (i) such Hazardous Materials are (a) used in the construction, repair or maintenance of the Leased Premises, (b) used in normal commercial or retail applications, or (c) sold as retail consumer products; (ii) such use in compliance with the provisions of this Article 55, and (iii) Lessee gives prior notification of such use to the CES, which may require periodic reporting by Lessee of such use. (3) Compliance with Laws. Lessee’s use of Hazardous Materials on the Leased Premises shall be in compliance with all Hazardous Materials and Environmental Laws. Lessee shall obtain and maintain in full force and effect all permits licenses and other governmental approvals required for Lessee’s use of Hazardous Materials on the Leased Premises under such Hazardous Materials Laws and shall comply with all terms and conditions thereof. Upon request, Lessee shall 43 deliver copies of, or allow Lessor and Community to inspect, all such permits, licenses and approvals. Lessee shall perform any monitoring, investigation, clean-up, removal and other remedial work (collectively, “Remedial Work”) required as a result of any release or discharge by Lessee of Hazardous Materials on the Leased Premises or any violation of Hazardous Materials Laws by Lessee. All MSDS sheets must be kept at the facility and made available upon demand by the Community Lessee will promptly supply MSDS sheets to the CES upon the receipt of the MSDS sheets from the supplier. (4) Compliance with Insurance Requirements. Lessee shall comply with the requirements of its insurers regarding the use of Hazardous Materials at the Leased Premises and with such insurers’ recommendations based upon prudent industry practices regarding management of Hazardous Materials. (5) Notice; Reporting. Lessee shall notify the CES immediately (or no later than 9 a.m. the next business day if the incident occurs on a weekend or holiday) by fax or telephone confirmed by written notice within two (2) days, and the Lessor in writing within two (2) days after any of the following: (a) a release or discharge by Lessee of any Hazardous Materials and in addition Lessee shall notify the Community of any immediately upon learning of such incident by calling the Community Development Department-Environmental Protection and Natural Resources Division (“CDD-EPNR”) Manager at (480) 362-7639 or on its hotline number at (480) 362-7500 and by email at epnr@srpmic-nsn.gov (or its successor); (b) Lessee’s receipt of any order of a governmental agency requiring any Remedial Work pursuant to any violation by Lessee of Hazardous Materials Laws; (c) Lessee’s receipt of any notice of violation by Lessee of any Hazardous Materials Law; (d) Lessee’s receipt of notice of any claims made by any third party against Lessee relating to any loss or injury resulting from the generation, release, storage or disposal at the Leased Premises by Lessee of Hazardous Materials; or (e) delivery to the Premises of Hazardous Materials from any source, to be reported pursuant to the manifest requirements of 40 CFR § 261. Termination; Expiration. Upon the termination or expiration of this Lease, Lessee shall remove from the Leased Premises any equipment, improvements or storage facilities installed by Lessee and utilized by Lessee in connection with any Hazardous Materials and shall clean up, detoxify, repair, remediate, and otherwise restore Leased Premises to a condition such that Hazardous Materials generated, released, stored or disposed of by Lessee on the Leased Premises, if any, are not present in concentrations requiring Remedial Work under Hazardous Materials Laws. 44

D. Water Pollution Prevention. (1) Discharge or Spillage. Lessee’s approved activities shall be performed by methods that are designed to preclude or prevent the discharge or accidental spillage of pollutants, as that is defined by the Clean Water Act (33 U.S.C. §1362(6)), into flowing or dry watercourses, lakes, ponds, wetlands, any other waters of the United States, or underground water sources within the Leased Premises. Lessee shall not deposit or stockpile excavated, construction or industrial materials or debris within fifty (50) feet of any watercourses within the Leased Premises. (2) Stormwater Runoff. Lessee agrees to design and operate its business or approved activity in such a way that stormwater runoff is contained and controlled as required by the Community. Lessee shall comply with all applicable Environmental Laws pertaining to runoff, including but not limited to, all applicable provisions pertaining to industrial stormwater runoff in 33 USC § 1342(p). Lessee shall file for review with the CES a copy of their storm water runoff plan. E. Solid Waste Disposal; Storage or Industrial Liquids. (1) Solid Waste. It shall be Lessee’s responsibility to arrange for disposal of all solid waste as defined by 42 U.S.C. §6903(27) generated by Lessee or generated within the Leased Premises in a manner consistent with Community and applicable Federal Environmental Law, including but not limited to, 42 U.S.C. §6901 et seq. and 25 C.F.R. Part 258. Open dumping, burial, or stockpiling of solid waste within the Leased Premises is strictly prohibited. Lessee shall contain organic solid waste subject to decomposition so as to prevent access by birds, animals or other disease vectors, and shall arrange for haulage of all solid waste no less than once per week to the Salt River Commercial Landfill or its successor. (2) Storage of Industrial Liquids. In the event Lessee’s approved activity includes the above ground or underground storage in tanks of regulated substances as defined in 42 U.S.C. §6951(2), Lessee shall comply strictly with the provisions of Community Environmental Laws and 42 U.S.C. §6991 et seq. and all implementing regulations thereto. Any proposed construction of such storage tanks by Lessee within the Leased Premises shall be disclosed to Lessor and CES prior to the execution of this Lease. In addition to the foregoing, no storage tank shall be located within fifty (50) feet of any waterway, dry or flowing, and all such storage tanks shall be placed within separate secondary protective, impermeable containment whose performance equals or exceeds such liner as required by 40 C.F.R. §258.40. Lessee shall submit to the CES all Underground Storage Tanks spill mitigation plans and pollution prevention measures, as well as compliance review. 45

F. Indemnification. (1) Lessee shall protect, indemnify, defend and hold harmless Lessor, the Community and the Secretary for, from and against any and all losses, claims, costs, fees, expenses, suits, damages, attorneys fees, judgments, actions, investigation costs, remediation costs, consulting fees, proceedings and liabilities in any way arising out of or from or in connection with: (a) any breach by Lessee of any provisions of this Article 55; or (b) arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Lessee or its agents, contractors, employees, or licensees; or (c) any release; threatened release, or disposal of any Hazardous Material at or from the Leased Premises; or (d) the violation of any Environmental Law at the Leased Premises; or (e) any environmental claim in connection with the Leased Premises. 2. The indemnification and waiver shall be binding upon the successors and assigns of Lessee and to the benefit of the Lessor, the Community and the Secretary and their directors, officers, employees and agents, and their successors and assigns. G. Entry and Inspection. Lessor, the Community, the Secretary and their agents, employees and contractors, shall have the right, but not the obligation, to enter the Leased Premises at all reasonable times, upon advance notice reasonable to the circumstances, to inspect Leased Premises and Lessee’s compliance with the terms and additions of this Article 55. The foregoing notwithstanding, Lessor, the Community, the Secretary and their agents, employees and contractors shall have the right to inspect the areas of the Leased Premises that are open to the public at any time the areas are open to the public without prior notice. Any such entry shall be conducted in a manner that minimizes disruption of Lessee’s business on the Leased Premises. 46

H. Default Under Environmental Provisions. Lessee’s failure to comply with any provisions under this Article 55 (not cured in accordance with the provisions of Article 21 of this Lease) shall be a material default of this Lease which shall entitle Lessor, the Community or the Secretary to all available remedies under this Lease and otherwise. I. Survival of This. Section Lessee specifically agrees that the obligations of Lessee, and of any of its successors and assigns, under this section shall survive the expiration or termination of this Lease. 56. Confidentiality. The Lessor, Lessee, Community and Secretary mutually agree to hold confidential the information supplied by either party to the other pursuant to the terms of this Lease or other documents or information reasonably deemed by either party to contain or constitute trade secret or proprietary information, and designated as such. 57. Short Form of Lease. A Short Form of Lease for purposes of recordation will be executed by the Lessee and the Spokespersons for the Lessor. The Short Form of Lease will be filed in the appropriate records offices for the purpose of providing notice of the existence of this Lease. The Short Form of Lease shall contain only such information as is required for recordation and as to such information shall accurately restate the comparable information set out in this Lease. The Short Form of Lease shall not amend or change the effect of this Lease. 47

IN WITNESS WHEREOF, the Lessor and Lessee have executed this Lease as of the date and year first above written. ORIGINAL LESSEE: APEX Park at Pima, L.L.C., an Arizona limited liability company: By: Name: Title: LESSEE: APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company By: Name: Title: State of ) ) ss. County of ) SUBSCRIBED AND SWORN To before me this ____ day of _____________, 2017 by ___________________________. Notary Public My Commission Expires 49

COMMUNITY APPROVAL The AMENDED AND RESTATED SUBSTITUTE LEASE IN REFERENCE TO BUSINESS LEASE B-704 between CERTAIN ALLOTTED LANDOWNERS OF LAND WITHIN THE SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY and APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company is hereby approved by the Salt River-Pima Maricopa Indian Community in accordance with its laws and the Master Lease. SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY By: Its: State of Arizona ) ) ss. County of Maricopa ) The foregoing instrument was acknowledged before me, a notary public, this ____ day of _____________, 2017 by ___________________________. Notary Public My Commission Expires [SIGNATURES CONTINUED ON NEXT PAGE] 50

Secretarial Approval Form UNITED STATES DEPARTMENT OF INTERIOR Bureau of Indian Affairs Sal River Field Office 10000 East McDowell Road Scottsdale, AZ 85256 The AMENDED AND RESTATED SUBSTITUTE LEASE IN REFERENCE TO BUSINESS LEASE B-704 between CERTAIN ALLOTTED LANDOWNERS OF LAND WITHIN THE SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY and APEX 7400 NORTH DOBSON, L.L.C., an Arizona limited liability company is hereby approved pursuant to the authority delegated ot the Assistant Secretary-Indian Affairs by 209 DM 8, to the Director of BIA by 230 DMA 1, to the Western Regional Director by3Iam 4, and to the Superintendent by historic Phoenix Area Re-Delegation Documents in 10 BIAM. Superintendent, Salt River Field Office Date Bureau of Indian Affairs Department of the Interior State of Arizona ) ) ss. County of Maricopa ) The foregoing instrument was acknowledged before me, a notary public, this ____ day of _____________, 2017 by ___________________________. Notary Public My Commission Expires 51

EXHIBIT B LEGAL DESCRIPTION

EXHIBIT C DRAFT EASEMENT AGREEMENTS

WHEN RECORDED, RETURN TO: Procopio, Cory, Hargreaves & Savitch LLP 8355 E Hartford Dr. #202 Scottsdale, AZ 85255 Attn: Kerry K. Patterson DECLARATION AND GRANT OF EASEMENTS THIS DECLARATION AND GRANT OF EASEMENTS (this “Grant of Easements”) is made as of the ____ day of ____________, 20___, by APEX PARK AT PIMA, L.L.C., an Arizona limited liability company (“Declarant”), and by APEX 9500 EAST INDIAN BEND, LLC, an Arizona limited liability company (“9500 LLC”), APEX 7350 NORTH DOBSON, L.L.C., an Arizona limited liability company (“7350 LLC”), APEX 7530 NORTH DOBSON, L.L.C., an Arizona limited liability company (“7530 LLC”), and APEX 7500/7580 NORTH DOBSON ROAD, L.L.C., an Arizona limited liability company (“7500/7580 LLC”) (each a “Grantor”, and collectively “Grantors”). RECITALS A. Declarant is the ground lessee of that certain real property in the Salt River Pima- Maricopa Indian Community, in Maricopa County, Arizona, described in Exhibit A attached hereto and incorporated herein by this reference (the “Master Ground Lease Property”), pursuant to that certain Business Lease B-704 between certain Allotted Landowners of Land Within the Salt River Pima-Maricopa Indian Community (named therein) as lessor (the “Landowners”) and Declarant as lessee (referred to herein as the “Master Ground Lease”) dated January 15, 2003, as amended by that certain First Amendment dated November 7, 2016. B. Pursuant to that certain Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk executed by Declarant and 7350 LLC June 10, 2008, recorded on July 15, 2008 as instrument no. 20080616403 in the Official Records of the Maricopa County Recorder, and which was duly amended by that certain First Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk on August 25, 2013, recorded on September 17, 2013 as instrument no. 20130832529 in the Official Records of the Maricopa County Recorder, and was further amended by that certain Second Amendment to Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk on October 30, 2017, which was recorded on April 19, 2018 as instrument no. 20180295812 in the Official Records of the Maricopa County Recorder and that certain Second Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Riverwalk recorded on September 14, 2018 as instrument no. 20180693825 in the Official Records of the Maricopa County Recorder, and as may be amended in the future (collectively “Amended Declaration”). Declarant has established certain easements, conditions and restrictions with respect to the 1 development of the Master Ground Lease Property. Defined terms used in this Grant of Easement not otherwise defined herein shall have the meaning assigned to such term in the Amended Declaration. C. Article 8 of the Master Ground Lease allows Declarant, in connection with development of the Master Ground Lease Property, to cause the Community to enter into a Substitute Lease, as defined in the Master Ground Lease, wherein a party other than Declarant becomes the ground lessee of a Lot included in the Master Ground Lease Property, causing such Lot to be removed as property governed by the Master Ground Lease and to instead to be governed by such Substitute Lease. D. Each Grantor (other than Declarant) is the Ground Lessee under one or more of the following Substitute Leases: [Insert Full Description of Each Substitute Lease], (collectively referred to as the “Substitute Leases”). In addition to the Substitute Leases, Declarant has executed that certain Substitute Lease B-704___ (the “Axon Substitute Lease”) with APEX 7400 NORTH DOBSON, L.L.C. an Arizona limited liability company and its successor and assigns (“Grantee”) as described on Exhibit B (the “Axon Substitute Lease Property”). E. Declarant, 7350 LLC, 7500/7580 LLC and 7530 LLC collectively are the Ground Lessees of the real property described on Exhibit C attached hereto (the “North Access Easement Area”), and desire to declare and grant an easement over and across the North Access Easement Area for private road access to public streets for the benefit of all Ground Lessees and for all Ground Lease Subtenants. F. Declarant and 9500 LLC collectively are the Ground Lessees of the real property described on Exhibit D attached hereto (the “South Access Easement Area”), and desire to declare and grant an easement over and across the South Access Easement Area for private road access to public streets for the benefit of all Ground Lessees and for all Ground Lease Subtenants. NOW THEREFORE, in furtherance of the foregoing recitals, Declarant and Grantors hereby grant and declare, as follows: 1. Grant of Easements. (a) Declarant and Grantors hereby declare, grant and convey unto each Ground Lessee and to each Ground Lease Subtenant, and each of their successors and assigns, and their respective partners, members, directors, officers, employees, tenants, subtenants, agents, contractors, licensees and invitees, and any lawful occupant of the Master Ground Lease Property, Axon Substitute Lease Property or any portion thereof, an appurtenant, non-exclusive access, ingress and egress easement on, over and across the North Access Easement Area and South Access Easement Area to be used for street and roadway purposes, and pedestrian and vehicular ingress and egress to and from any portion of the Master Ground Lease Property and to and from Dobson Road and Talking Stick Way (formerly known as Indian Bend Road) and all other publicly dedicated streets and rights-of-way furnishing access to any portion of the Master Ground Lease Property. Nothing contained in this Grant of Easements shall be deemed to grant, 2 convey or reserve unto any party or other person an easement, license or right to park vehicles upon the North Access Easement Area or the South Access Easement Area. (b) Declarant and Grantors hereby declare, grant and convey unto each Ground Lessee and to each Ground Lease Subtenant, and each of their successors and assigns, and their respective partners, members, directors, officers, employees, tenants, subtenants, agents, contractors, licensees and invitees, and any lawful occupant of the Master Ground Lease Property, Axon Substitute Lease Property or any portion thereof, a perpetual non-exclusive easements through, over, under, across and on certain portions of the Master Ground Lease Property described on Exhibit E attached hereto (the “Utility Easements”) for gas, electrical, communications, water, storm and sanitary sewer lines and systems and other utilities serving the Axon Substitute Leased Property. Such utility easements shall include the right to cross the Master Grant Lease Property as shown on Exhibit E, and to construct, replace, modify, relocate, repair and maintain such utility lines and facilities as may be reasonably necessary to enjoy the benefit of the utility easements granted by this Agreement. In addition, Grantee shall have the right to connect the utility and sewer lines serving the Axon Substitute Lease Property to the utility and sewer lines serving the Master Ground Lease Property and property of the other Substitute Leases. All construction, replacement, modification, relocation, repair and maintenance of such utility and sewer lines shall be performed in accordance with the Amended Declaration and in such a manner as does not unreasonably interfere with the normal and usual operation of the Declarant and Grantors. In the event Grantee makes such replacements or repairs it shall promptly restore all paving, landscaping and any other improvements disturbed thereby to its former condition as near as possible at its sole cost and expense. (c) The easements granted in this Section 1 are collectively referred to hereinafter as the “Easements.” 2. Duration of Easements. The Easements herein shall automatically terminate upon the later of the date of termination or expiration of (i) the Axon Substitute Lease, (ii) the Master Lease, or (iii) the other Substitute Leases. 3. Reasonable Use of Easement Areas. The Easements shall be used and enjoyed in such a manner as to not unreasonably interfere with the use and enjoyment of the Master Ground Lease Property. 4. Run with Land. The Easements, covenants, conditions and restrictions, and the other provisions of this Grant of Easements shall run with and be appurtenant to the Master Ground Lease Property, and shall bind the Landowners, Declarant and each Grantor and their respective heirs, executors, legal representatives, successors-in-title and assigns, and all those (including mortgagees and tenants) now and hereafter holding under Declarant or a Grantor. The Landowners, hereby acknowledge and agree that if the Master Ground Lease, or any Substitute Lease, is terminated prior to the expiration of the Axon Substitute Lease, or if Landowners acquire the Leasehold Interest in the Master Ground Lease Property or Substitute Leases, that this Agreement and the Easements shall remain in full force and effect and shall remain binding on the Landowners and Grantee and their successor and assigns. 3

5. Use of Property. Nothing contained herein shall be deemed to limit the rights of Declarant or a Grantor, or their respective successors and assigns, to grant other easements, rights, privileges and licenses on, across, over or under their respective properties, so long as such other easements, rights, privileges and licenses do not interfere with or adversely affect the use and enjoyment of the Easements and rights granted herein. 6. No Dedication. The Easements granted hereunder is solely for the purposes described herein and nothing in this Grant of Easements is intended to create, nor shall be deemed or construed to create, any rights in the general public to use the Easements area or any other portion of the Master Ground Lease Property. 7. Integration; Modification. This Grant of Easements constitutes the entire declaration and grant pertaining to the subject matter hereof and all prior or contemporaneous agreements and understandings, oral or written, are hereby superseded and merged herein. The provisions hereof may be abrogated, modified, rescinded or amended in whole or in part only by written instrument executed by the parties hereto and recorded in the appropriate records office for purposes of providing notice of the existence of this Agreement. 8. Mortgagee Protection. No breach of any of the covenants and restrictions, nor the enforcement of any remedy provisions contained in this Grant of Easements shall render invalid the lien of any mortgage, deed of trust, or other lien against any property of Declarant or a Grantor made in good faith and for value. All of the covenants and restrictions herein contained shall be binding upon and effective against any successor whose title is derived through foreclosure, trustee sale, or deed in lieu thereof or otherwise, except as provided herein. 9. Severability. Every provision of this Grant of Easements is hereby declared to be independent of, and severable from, every other provision. If any provision is held to be invalid or unenforceable, that holding shall be without effect upon the validity or enforceability of any other provision of this Grant of Easements. 10. Attorneys’ Fees. If suit is brought to enforce or interpret any part of this Grant of Easements, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys’ fees, court costs, expert witness fees and other litigation-related expenses. 11. Dispute and Attorneys’ Fees. Axon Substitute Lease Section 39 is hereby incorporated into this Grant of Easements and all disputes shall be brought by the Parties in accordance with that Section 39 as incorporated into this Agreement. If arbitration or suit is brought to enforce or interpret any part of this Grant of Easements, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys’ fees, court costs, expert witness fees and other litigation-related expenses. 12. Miscellaneous. No delay or failure by any party to exercise any right under this Grant of Easements will constitute a waiver of that or any other right granted hereunder. Declarant and Grantors shall execute promptly such other documents and perform such other acts as may be reasonably necessary to carry out the purpose and intent of this Grant of Easements. All exhibits attached hereto are by this reference incorporated herein. This Grant of 4

Easements may be executed in two or more counterparts and each such counterpart, when taken together with all other counterparts, shall be deemed one and the same original instrument. [SIGNATURES PAGES FOLLOW] 5

IN WITNESS WHEREOF, Declarant and Grantors have executed this Declaration and Grant of Easements to be effective as of the date first set forth above. DECLARANT: APEX PARK AT PIMA, L.L.C., an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company, its Manager By: 18 Chai Corp., an Illinois corporation, its Manager By: Name: Title: STATE OF ) ) ss. County of ) The foregoing instrument was acknowledged before me this _____ day of ____________, 20___, by _____________________, as _____________________ of 18 Chai Corp., an Illinois corporation and manager of Alter Park at Pima, L.L.C., a Delaware limited liability company and manager of Apex Park at Pima, L.L.C., a Delaware limited liability company, on behalf of the limited liability company. Notary Public [Declarant Signature Page to Declaration and Grant of Easement Business Lease B-704]

GRANTOR: APEX 9500 EAST INDIAN BEND, L.L.C., an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company, its Manager By: 18 Chai Corp., an Illinois corporation, its Manager By: Name: Title: STATE OF ) ) ss. County of ) The foregoing instrument was acknowledged before me this _____ day of ____________, 20___, by _____________________, as _____________________ of 18 Chai Corp., an Illinois corporation and manager of Alter Park at Pima, L.L.C., a Delaware limited liability company and manager of Apex 9500 East Indian Bend, L.L.C., a Delaware limited liability company, on behalf of the limited liability company. Notary Public [Grantor Signature Page to Declaration and Grant of Easement Business Lease B-704]

GRANTOR: APEX 7350 NORTH DOBSON L.L.C., an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company, its Manager By: 18 Chai Corp., an Illinois corporation, its Manager By: Name: Title: STATE OF ) ) ss. County of ) The foregoing instrument was acknowledged before me this _____ day of ____________, 20___, by _____________________, as _____________________ of 18 Chai Corp., an Illinois corporation and manager of Alter Park at Pima, L.L.C., a Delaware limited liability company and manager of Apex 7350 North Dobson L.L.C., a Delaware limited liability company, on behalf of the limited liability company. Notary Public [Grantor Signature Page to Declaration and Grant of Easement Business Lease B-704]

GRANTOR: APEX 7530 NORTH DOBSON L.L.C., an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company, its Manager By: 18 Chai Corp., an Illinois corporation, its Manager By: Name: Title: STATE OF ) ) ss. County of ) The foregoing instrument was acknowledged before me this _____ day of ____________, 20___, by _____________________, as _____________________ of 18 Chai Corp., an Illinois corporation and manager of Alter Park at Pima, L.L.C., a Delaware limited liability company and manager of Apex 7530 North Dobson L.L.C., a Delaware limited liability company, on behalf of the limited liability company. Notary Public [Grantor Signature Page to Declaration and Grant of Easement Business Lease B-704]

GRANTOR: APEX 7500/7580 DOBSON ROAD, L.L.C., an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company, its Manager By: 18 Chai Corp., an Illinois corporation, its Manager By: Name: Title: STATE OF ) ) ss. County of ) The foregoing instrument was acknowledged before me this _____ day of ____________, 20___, by _____________________, as _____________________ of 18 Chai Corp., an Illinois corporation and manager of Alter Park at Pima, L.L.C., a Delaware limited liability company and manager of Apex 7500/7580 North Dobson Road, L.L.C., a Delaware limited liability company, on behalf of the limited liability company. Notary Public [Grantor Signature Page to Declaration and Grant of Easement Business Lease B-704]

FORM OF SPOKESPERSONS SIGNATURE PAGE ATTACHED TO AND FORMING A PART OF THIS DECLARATION AND GRANT OF EASEMENT (THE “AGREEMENT”) IS THE WITNESSED AND NOTARIZED SIGNATURE OF THE FOLLOWING SPOKESPERSONS: I, the undersigned Spokesperson for the Landowners, approve of, consent to and join in the execution of the Agreement as a Spokesperson for the Landowners, I, the undersigned a Spokesperson for the Landowners, sign my name to the Agreement on the date noted below. I, the undersigned Spokesperson for the Landowners, hereby approve of the Easements as set forth in Section 1 for Lease Term under the Axon Substitute Lease. Date: ___________, 201__ __________________, as Spokesperson for the Landowners ID Number: SRAL No. STATE OF ARIZONA ) ) ss. County of Maricopa ) Subscribed, sworn to and acknowledged before me by _____________________, the Landowner, this ____ day of ______________, 201___. Notary Public [Spokesperson Signature Page to Declaration and Grant of Easement Business Lease B-704]

COMMUNITY APPROVAL THE WITHIN DECLARATION AND GRANT OF EASEMENTS IS HEREBY APPROVED BY THE COMMUNITY IN ACCORDANCE WITH THE GROUND LEASE AND ALL APPLICABLE LAWS: SALT RIVER PIMA-MARICOPA INDIAN COMMUNITY By: Its: STATE OF ARIZONA ) ) ss. County of Maricopa ) On this _____ day of ______________, 20__, before me personally appeared ___________________________________, to me known to be the authorized representative of the Salt River Pima- Maricopa Indian Community, for the purposes stated therein. Notary Public (Seal) [SRPMIC Signature Page to Declaration and Grant of Easement Business Lease B-704]

Exhibit A Master Ground Lease Property

Exhibit B Axon Substitute Lease Property

Exhibit C North Access Easement Area

Exhibit D South Access Easement Area

Exhibit E Utility Easements Location

EXHIBIT D SITE ACCESS AND INDEMNIFICATION AGREEMENT

SITE ACCESS AND INDEMNIFICATION AGREEMENT This Site Access and Indemnification Agreement (the “Agreement”) dated this 13th day of December, 2018 is by and among APEX Park at Pima , LLC, an Arizona limited liability company and its Assignee (“Licensor”) and AXON Enterprise Holding Company, LLC, a Delaware limited liability company, or its affiliate (“Licensee”), with an office at 17800 North 85th Street, Scottsdale, AZ 85255. RECITALS: A. Licensor is the Lessee of that certain unimproved real property consisting of approximately 28.57 net acres of land located at 7400 North Dobson Road, Scottsdale, Arizona 85256 and as further described in Exhibit “B” (the “Property”). B. Licensor wishes to grant Licensee access to the Property in order to allow Licensee to assess the physical, environmental, engineering, and financial aspects of the Property for purposes of entering into a Purchase and Sale Agreement all as set forth herein. C. Licensee has or will retain third party experts (collectively, “Licensee’s Consultants”) to perform assessments of the environmental, engineering, and physical condition aspects of the Property. D. Licensor wishes to grant to Licensee a license to conduct such assessments subject to certain conditions and requirements. NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows: 1. Non-Exclusive License. (a) Licensor hereby grants to Licensee a temporary non-exclusive license, subject to the terms hereof, to enter upon that portion of the Property for the purpose of conducting at Licensee’s sole expense, through Licensee’s Consultants, the activities on the Property specifically described (as to location, type of tests, and the like) in Exhibit “A” attached hereto and made a part of this Agreement (the “Due Diligence Activities”). (b) The license granted herein shall continue in force, subject to Licensor’s right of revocation described below, until the earliest of (“License Term”): (i) the completion of the Due Diligence Activities; (ii) written notice to Licensee by Licensor, (iii) written notice to Licensor by Licensee (iv) the commencement of any written contract to lease the Property which is entered into by Licensee and Licensor. (c) The temporary non-exclusive license to enter and conduct the Due Diligence Activities upon the Property granted to Licensee does not constitute the grant of an easement or any other interest in the Property.

2. Licensee’s Consultants. (a) Licensee agrees that the Due Diligence Activities shall be performed solely by Licensee, through Licensee’s Consultants, as Licensee’s special agent, and no other person or entity may perform such activities without the prior written consent of Licensor. (b) Licensee agrees to provide this Agreement to Licensee’s Consultants and advise Licensee’s Consultants that Licensee and Licensee’s Consultants are bound by the terms of this Agreement. 3. Access to the Property (a) Licensee, through Licensee’s Consultants, shall conduct the Due Diligence Activities only during normal business hours and Licensor shall have the right to impose reasonable conditions on performance of the Due Diligence Activities (including, without limitation, reasonable schedule modifications so as to minimize disturbances at the Property), including those specified in Exhibit “A”. (b) Licensee shall be solely responsible at its own cost for the temporary construction and maintenance of any improvements at the Property, which are required in order to conduct the Due Diligence Activities. No permanent improvements are permitted. (c) Licensee shall give Licensor reasonable prior notice before conducting the Due Diligence Activities, including locations and times at which the activities will take place. (d) Licensee agrees that entry upon the Property shall be limited to the extent necessary for the performance of the Due Diligence Activities and shall otherwise be limited as provided herein. 4. Equipment. (a) In connection with conducting the Due Diligence Activities, Licensor hereby agrees that Licensee’s Consultants, as special agent of Licensee, may bring onto the Property the equipment and machinery, if any, reasonably necessary to perform the Due Diligence Activities, but no other equipment or machinery. (b) Licensee agrees to maintain equipment and other materials in an orderly manner while they are located on the Property. Licensee agrees to remove all debris and trash resulting from the Due Diligence Activities on a daily basis and to remove all equipment and other materials used by Licensee’s Consultants as soon as the activity for which such equipment and other materials are used is completed. 5. Safety; Restoration. (a) Licensee shall take all appropriate measures for the safety of persons on the Property and shall comply with all legal requirements. - 2 -

(b) Upon completion of the Due Diligence Activities, Licensee shall restore the Property to substantially the same condition as at the commencement of the Due Diligence Activities and including, but not limited to repair of surface openings resulting from tests. 6. Wastes. Any and all samples, sample residues, by-products from the sampling process, extracts, well purgings, core borings and hazardous and other wastes (collectively, “Wastes”) derived from the Due Diligence Activities (including, without limitation, any contaminated protective clothing or other materials used in performing the Due Diligence Activities) when removed from the Property shall be deemed the Property of Licensee and shall be transported and disposed of by Licensee in accordance with applicable law. 7. Indemnity. Licensee shall indemnify, defend, save and hold Licensor and Licensor’s officers, agents, employees, directors, trustees, invitees, successors, and assigns (collectively “Indemnitees”) harmless against all losses, costs, expenses, liabilities, claims, litigation, demands, proceedings and damages (including but not limited to reasonable attorneys’ fees actually incurred) suffered or incurred by Licensor or any such Indemnitees arising out of the Due Diligence Activities. Licensee waives any claims against Licensor arising out of the Due Diligence Activities or this Agreement. Licensee hereby assumes all responsibility for claims arising out of or incurred in connection with the Due Diligence Activities or this Agreement against Licensor by Licensee’s Consultants, and the contractors, subcontractors, employees, and agents of Licensee and Licensee’s Consultants. Notwithstanding the foregoing, Licensee shall have no responsibility or liability for (i) any adverse condition or defect on or affecting the Property not caused or contributed to by Licensee or its employees, agents, consultants or contractors but merely discovered during their inspections (including, without limitation, the pre-existing presence or discovery of any matter, such as, but not limited to, hazardous substance or material); (ii) the results or findings of any inspection; (iii) Licensee’s election to terminate this Agreement as a result of any inspection pursuant to this Agreement; or (iv) the gross negligence or intentional and willful acts of Licensor or any of its officers, directors, agents, contractors, servants, employees, licensee or invitees. 8. Insurance. (a) Licensee shall, during the term of this Agreement and at all times during which access is available to it, maintain, and require Licensee’s Consultants and its subcontractors and agents to maintain insurance, in form and substance reasonably satisfactory to Licensor, with insurance companies reasonably acceptable to Licensor, the following insurance: (i) Comprehensive General Liability or Commercial General Liability Insurance, in an amount of not less than $5,500,000. $500,000 of this coverage shall be in the form of primary coverage and the remaining $5,000,000 shall be pursuant to an umbrella liability insurance policy of not less than $5,000,000, combined single limit, per occurrence. (b) Each policy of insurance shall: (i) Name Licensor and any other affiliate or subsidiary to which this Agreement may be assigned by Licensor as additional insureds; - 3 -

(ii) State that such policy is primary and noncontributing with any insurance carried by Licensor; (iii) Contain a provision that the naming of the additional insured shall not negate any right the additional insured would have had as a claimant under the policy if not so named; and (iv) Shall contain severability of interest and cross-liability clauses. (c) A certificate, together with any endorsements to the policy required to evidence the coverage which is to be obtained hereunder, shall be delivered to Licensor simultaneously with the execution and delivery of this Agreement. Licensee will provide Licensor no less than thirty (30) days’ prior written notice in the event of any material alteration to or cancellation of the coverages evidenced by said certificate. A renewal certificate for each of the policies required in this Section shall be delivered to Licensor within three (3) days following the expiration date of the term of such policy. (d) Any policies required by the provisions of this Section may be made a part of a blanket policy of insurance with a “per project, per location endorsement” so long as such blanket policy contains all of the provisions required herein and does not reduce the coverage, impair the rights of the other party to this Agreement or negate the requirements of this Agreement. 9. Privileged Information. (a) During the course of the performance of the Due Diligence Activities, Licensee may acquire knowledge concerning environmental problems that exist at the Property, other knowledge concerning the Property or Licensor, or knowledge of other matters of a sensitive business nature (collectively, “Privileged Information”). (b) Except as described below, neither Licensee, nor Licensee’s Consultants shall disclose to any third party (other than Licensee’s lenders or investors), publicize or suffer or permit any of its employees to so disclose or publicize any such Privileged Information. In the event that Licensee believes in good faith that it is required by any legal requirement to disclose any such Privileged Information, then Licensee shall immediately notify Licensor of such belief and the reasons for such belief. If Licensor, within ten (10) days after receipt of such notice, advises the party that sent the notice that Licensor shall itself disclose the information, then Licensee shall not make such disclosure (unless either such party reasonably believes that it must disclose such information by law). If Licensee reasonably believes that such disclosure is required to be made in less than the 10-day period, then the notice to Licensor shall so state, and Licensor ’s time to respond will be reduced accordingly. Licensee agrees to provide this Section of this Agreement to Licensee’s Consultants and notify Licensee’s Consultants that Licensee and Licensee’s Consultants are bound by the terms of this Section. Licensee shall be responsible for any disclosure or publication of Privileged Information by Licensee’s Consultants in violation of the terms hereof. 10. Survival. The obligations of Licensee in Sections 7, 9, and 12 shall survive termination of the license granted hereunder and any termination of this Agreement. Other - 4 -

Licensee obligations of this Agreement shall survive the expiration of the License Term or termination of the license granted hereunder for a period of two (2) months following expiration of the License Term or termination of this Agreement, as applicable. 11. Default. In the event that any default by Licensee hereunder is not cured after five (5) business days written notice from Licensor of such default, Licensor may, by notice to Licensee, immediately terminate the license granted hereunder. 12. Liens. Licensee shall not allow any lien to be placed on the Property in connection with any Test or any entry on the Property by Licensee or Licensee’s agents or contractors. Licensee shall indemnify and hold harmless Licensor from and against claims, damages, losses and expenses, including but not limited to reasonable attorneys’ fees, arising out of or resulting from any Due Diligence Activities. If any lien is filed against the Property on account of the Due Diligence Activities, Licensee shall bond for or discharge the same within ten (10) business days after the filing thereof. 13. Notices. All notices, consents, approvals, acceptances, demands, waivers and other communications (“Notice”) required or permitted hereunder must be in writing and must be sent by (i) personal delivery, (ii) certified mail, return receipt requested, (iii) for next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, or (iv) electronic mail, in any case with all charges prepaid, addressed to the appropriate party at its address listed below. To Licensor: APEX Park at Pima, L.L.C. c/o The Alter Group, Ltd. 7500 N. Dobson Road, Suite 151 Scottsdale, AZ 85256 Attn: Kent Moe, Senior Vice President Email: kmoe@altergroup.com To Licensee: AXON Enterprise Holding Company, LLC 17800 North 85th Street Scottsdale, AZ 85255 Attention: Doug Klint, General Counsel Email: doug@axon.com All Notices given in accordance with this Section will be deemed to have been received three (3) business days after having been deposited in any mail depository regularly maintained by the United States Postal Service, if sent by certified mail, on the date delivered if by personal delivery or electronic mail or on the date on which the Notice is deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date delivery is refused, as indicated on the return receipt or the delivery records of the delivery service, as applicable. Notices given by counsel to a party in accordance with the above shall be deemed given by such party. 14. Severability. If any term in this Agreement shall be deemed unenforceable, such term shall be deemed independent from the remainder of this Agreement, the enforceability of - 5 -

which shall in no way be affected thereby, and the term in question shall be deemed to be rewritten so as to be enforceable to the fullest extent possible consistent with the intention of the parties. 15. Amendments. No purported alteration, amendment, change, waiver, termination or other modification of this Agreement shall be binding upon any of the parties hereto or have any other force or effect in any respect or particular, unless the same shall be in writing and signed by or on behalf of the parties to be charged therewith. 16. Merger. All prior understandings and agreements among the parties are merged in this Agreement, which alone fully and completely express the understandings among the parties thereto and which are entered into after full investigation. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the parties hereto and without regard to or aid of canons requiring construction against the party responsible for the drafting of the same. 17. Non-Waiver. No failure or delay of any party in the exercise of any right given to such party hereunder, or the waiver by any party of any condition hereunder for its benefit, shall constitute a waiver of any other or further right, nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or subsequent breach hereof. 18. Waiver of Trial by Jury. The respective parties hereto shall and they hereby do waive trial by jury in any action brought by any of the parties hereto against another on any matters whatsoever arising out of or in any way connected with this Agreement. The parties shall endeavor to resolve any disputes under this Agreement by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with Real Estate Industry Rules in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to this Agreement, and filed with the person or entity administering the mediation. 19. Non-Assignability. This Agreement and the privileges of Licensee hereunder may not be assigned by Licensee. 20. No Agreement of Lease. The parties hereto do hereby acknowledge and agree that nothing contained herein shall constitute an acknowledgment or agreement by Licensor to lease the Property to Licensee, such lease being accomplished only following the entering into of a specific Ground Sublease agreement between Licensor and Licensee in accordance with Licensor having obtained requisite approval and corporate authorization. 21. Counterparts. This Agreement may be executed in one or more counterparts each counterpart of which shall constitute an executed agreement. 22. Applicable Law. The parties hereto do hereby agree that this Agreement and the rights and obligations of the parties hereto shall be governed by the laws and jurisdiction of the State of Arizona. - 6 -

23. E-mail or PDF Signatures. Signatures to this Agreement transmitted by e-mail or PDF shall be valid and effective to bind the party so signing provided that a copy of the electronic mail or PDF also is sent to the intended addressee by one of the means described in clauses (i) through (iii) of Section 13 above, in any case with all charges prepaid, addressed to the appropriate party at its address listed above. Delivery of the execution original to the Agreement or any e-mail signature or PDF page thereof may be given on behalf of a party by the attorney of such party. IN WITNESS HEREOF, the parties have duly executed this Agreement as of the date firstset forthabove. LICENSOR: APEX Park at Pima, L.L.C., an Arizona limited ilicy c y : � : � � Name: ------Samuel F.-- Gould--- -- Title:-- ------Vice President--- --- LICENSEE: AXON Enterprise Holding Company, LLC, a Delaware limited liability company By: ____________ Name: Jawad Ahsan Title: Chief Financial Officer - 7 -

EXHIBIT “A” DUE DILIGENCE ACTIVITIES Licensor agrees to provide Licensee access to the Property during the License Term for the limited purpose of performing at Licensee’s sole cost and expense, except as provided herein: 1. Physical Inspections. Licensee shall be granted access to the Property to perform studies, physical inspections, investigations and tests on the Property (each a “Test” and, collectively, the “Tests”); provided, however, that Licensee shall not perform or allow any Phase II environmental site assessment or other intrusive or invasive testing of the Property (collectively, a “Phase II”) without providing Licensor five business (5) days’ notice (the “Phase II Notice”) and obtaining Licensor ’s prior written consent, which may be withheld in Licensor ’s discretion. The Phase II Notice shall include the following: (i) the proposed date and time of the Phase II; (ii) a detailed description of each of the proposed tests and intrusive acts to be performed as part of the Phase II; (iii) the proposed location of each site of such tests and intrusive acts; (iv) the work to be performed to repair and restore any damage to the Property; and (v) the total amount of time required for the Phase II and such repair and restoration work. Any Phase II shall be performed in accordance with the description provided in the applicable Phase II Notice, except, if Licensor determines in its discretion that the Phase II and related repair and restoration work described in the Phase II Notice will unreasonably affect the Property, Licensee shall comply with Licensor’s reasonable requests to change the date, time, nature, location and/or duration of the Phase II and/or related repair and restoration work. Licensor shall have the right to have a representative of Licensor present for any inspections performed by Licensee pursuant to this Agreement. In the event that such Phase II is recommended and Licensor elects not to terminate this Agreement, Licensee shall cause the Phase II to be conducted at Licensor’s sole cost and expense. Prior to issuing any Phase II Environmental reports, Licensee shall provide a clearly marked draft version of such report. Licensor shall than be given five (5) business days to review and, if appropriate, comment on the draft report. At Licensors absolute discretion, Licensor shall have the opportunity to cease all testing and related work and (a) no further work shall be conducted and, (b) no final report shall be issued.

EXHIBIT “B” LEGAL DESCRIPTION OF PROPERTY - 9 -

EXHIBIT E SITE PLAN / PRE-APP PLANS

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[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

[…***…] The mark *** indicates that text has been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the Securities and Exchange Commission.

EXHIBIT F-1 ACCESS IMPROVEMENTS

EXHIBIT F-2 WATER/SEWER IMPROVEMENTS

EXHIBIT F-3 ELECTRIC/GAS/TELEPHONE IMPROVEMENTS

EXHIBIT G ASSIGNMENT OF SUBSTITUTE LEASE Form of Assignment of Substitute Lease to be approved and finalized during the Due Diligence Period and placed into Escrow by Seller and Buyer

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Kerry K. Patterson Procopio 8355 E. Hartford Drive, Suite 202 Scottsdale, AZ 85255 (Above Space for Recorder’s Use Only) ASSIGNMENT AND ASSUMPTION OF SUBSTITUTE LEASE THIS ASSIGNMENT AND ASSUMPTION OF SUBSTITUTE LEASE (this “Assignment”) is entered into as of _______________________________, 2018, between ________________________________________, an Arizona limited liability company (“Assignor”), and _______________________________________, an Arizona limited liability company (“Assignee”). RECITALS A. Assignor and Assignee are seller and buyer, respectively, under that certain Purchase and Sale Agreement dated as of ___________________________ (the “Purchase Agreement”), pursuant to which Assignor will transfer to Assignee its Substitute Lease interest in certain improved real property which is described on Exhibit A attached hereto (the “Property”). B. Assignor is the owner of the Lessee’s interest pursuant to that certain Substitute Lease, dated ___________________________, a memorandum of which is recorded as Instrument No. _____________________, Official Records of Maricopa County, Arizona, and approved on ___________________________, by the Superintendent, Salt River Field Office, on behalf of the Secretary of the Department of the Interior, Bureau of Indian Affairs and filed as Document No. ___________________with the Bureau of Indian Affairs Land, Titles and Records Office (the Official recordation entity) in Albuquerque, New Mexico (the “Substitute Lease”), which Substitute Lease relates solely to the Property. C. Assignor desires to assign its interest as the Lessee in, to and under the Substitute Lease to Assignee, and Assignee desires to assume certain rights and obligations of Assignor as the Lessee under the Substitute Lease, all as more particularly set forth below. NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Effective as of the date this Assignment is recorded in the Official Records of Maricopa County, Arizona (the “Effective Date”), Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest as Lessee in, to and under the Substitute Lease, subject to all of the terms, covenants, conditions and provisions hereof and thereof. 2. Assignee hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of the obligations of Assignor as the Lessee under the Substitute Lease, so long as such obligations are first arising and required to be performed from and after the Effective Date. 3. Assignor shall indemnify, pay, defend and hold Assignee harmless for, from, and against any liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with the Substitute Lease based upon or arising out of any act, occurrence, or omission occurring or alleged to have occurred prior to the Effective Date. 4. Assignee shall indemnify, pay, defend and hold Assignor harmless for, from and against any liabilities, obligations, actions, suits, proceedings or claims, and all costs and expenses (including without limitation, reasonable attorneys’ fees) incurred in connection with the Substitute Lease based upon or arising out of any act, occurrence, or omission occurring or alleged to have occurred from and after the Effective Date. 5. As between Assignor and Assignee, this Assignment shall be construed in accordance with the laws of the State of Arizona. 6. This Assignment may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. 7. Assignor irrevocably appoints Assignee, its successors and assigns, as the attorney and agent of Assignor, in Assignor’s name and stead, to enforce the provisions of the Substitute Lease. [Signatures begin on next page.] - 2 -

IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written. ASSIGNOR: APEX Park at Pima, LLC, an Arizona limited liability company By: Alter Park at Pima, L.L.C., a Delaware limited liability company By: 18-Chai Corp., an Illinois corporation Its: Manager By: _________________________ Name: ___________________ Title: ___________________ Date: ___________________ State of ) ) ss. County of ) SUBSCRIBED AND SWORN To before me this ____ day of _____________, 2018 by ___________________________. _________________________________ Notary Public ________________________________ My Commission Expires - 3 -

ASSIGNEE: ___________________________________________ By: _________________________ Name: ___________________ Title: ___________________ Date: ___________________ State of ) ) ss. County of ) SUBSCRIBED AND SWORN To before me this ____ day of _____________, 2018 by ___________________________. _________________________________ Notary Public ________________________________ My Commission Expires - 4 -

COMMUNITY APPROVAL: The foregoing Assignment of Substitute Lease is hereby approved. THE SALT RIVER PIMA MARICOPA INDIAN COMMUNITY By: ________________________________ Name: __________________________ Title: __________________________ Date: __________________________ State of ) ) ss. County of ) SUBSCRIBED AND SWORN To before me this ____ day of _____________, 2018 by ___________________________. _________________________________ Notary Public ________________________________ My Commission Expires - 5 -

CONSENTED TO BY MASTER LESSOR: Acting collectively through their Spokespersons, who execute this Assignment on behalf of the Lessor pursuant to the authority granted to them in the Substitute Lease, Master Lessor consents to the Assignment. The undersigned Spokespersons hereby approve this Assignment. ________________________________________ [INSERT NAME OF SPOKESPERSON] ________________________________________ [INSERT NAME OF SPOKESPERSON] ________________________________________ [INSERT NAME OF SPOKESPERSON] ________________________________________ [INSERT NAME OF SPOKESPERSON] ________________________________________ [INSERT NAME OF SPOKESPERSON] STATE OF ARIZONA ) ) ss County of MARICOPA ) The foregoing instrument was acknowledged before me this _____ day of ________, 20___, by ______________________________________________________________________________ ______________________________________________________________________________ _______________________, as Spokespersons acting on behalf of certain allotted landowners of land within the Salt River Pima-Maricopa Indian Community, pursuant to authority granted in the Master Lease. _______________________________ Notary Public (Notary Seal) - 6 -

SECRETARY’S APPROVAL UNITED STATES DEPARTMENT OF THE INTERIOR Bureau of Indian Affairs Salt River Filing Office 10000 East McDowell Road Scottsdale, AZ 85256 The within ASSIGNMENT OF SUBSTITUTE LEASE is hereby approved pursuant to authority delegated from the Secretary of the Interior to the Assistant Secretary – Indian Affairs by 209 DM 8 230 DM 1, and to the Western Regional Director by 3 IAM 4 (Release No. 99-03), and to the Superintendent/Field Representative by 10 BIAM 11, as amended by Western Regional Release No. 97-1. ______________________________________ ____________________________ Superintendent Date Salt River Field Office Bureau of Indian Affairs Department of the Interior State of ) ) ss. County of ) SUBSCRIBED AND SWORN To before me this ____ day of _____________, 2018 by ___________________________. _________________________________ Notary Public ________________________________ My Commission Expires - 7 -